UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material under §240.14a-12
COINBASE GLOBAL, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Notice of 2025 Annual Meeting of Stockholders
April 25, 2025
Dear Stockholders:
We invite you to attend the 2025 annual meeting of stockholders (the “Annual Meeting”) of Coinbase Global, Inc., a Delaware corporation, which will be held virtually on Wednesday, June 18, 2025 at 11:00 a.m. Pacific Time. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/COIN2025, where you will be able to listen to the meeting live and vote your shares online during the meeting, just as you could at an in-person meeting. We believe that a virtual stockholder meeting is aligned with our values as a remote-first company and enables participation from our global community.
We will hold the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.To elect Brian Armstrong, Marc L. Andreessen, Paul Clement, Christa Davies, Frederick Ernest Ehrsam III, Kelly A. Kramer, Chis Lehane, Tobias Lütke, Gokul Rajaram, and Fred Wilson to serve until our 2026 annual meeting of stockholders or until such director’s successor is duly elected and qualified;
2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025; and
3.To approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in the Proxy Statement.
We will also consider any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. At this time, we are not aware of any other matters to be submitted for consideration at the Annual Meeting.
Our Board of Directors has fixed the close of business on April 21, 2025 as the record date for the Annual Meeting. Only stockholders of record on April 21, 2025 are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available upon request for examination for ten (10) days prior to the Annual Meeting by contacting us via email at investor@coinbase.com. Further information regarding voting rights, the matters to be voted upon and instructions to attend the Annual Meeting is presented in the Proxy Statement.
The Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Annual Report”) is first being mailed on or about April 25, 2025 to all stockholders entitled to vote at the Annual Meeting. You will be asked to enter the 16-digit control number located on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting.
Every stockholder vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by internet, telephone or mail to ensure your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend the Annual Meeting. Returning the proxy does not affect your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. For additional instructions on attending the Annual Meeting or voting your shares, please refer to the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” in the Proxy Statement.
Thank you for your ongoing support and continued interest in Coinbase.

By Order of the Board of Directors,

Paul Grewal
Chief Legal Officer & Secretary
Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and our Annual Report are available at www.proxyvote.com.

Proxy Statement for 2025 Annual Meeting of Stockholders

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. In this Proxy Statement, we refer to Coinbase Global, Inc., a Delaware company, as “Coinbase,” the “Company,” “we,” “us” or “our” and the board of directors of Coinbase as the “Board of Directors.”
Information about our 2025 Annual Meeting of Stockholders
Date and Time: Wednesday, June 18, 2025 at 11:00 a.m. Pacific Time.
Location: The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/COIN2025, where you will be able to listen to the meeting live and vote your shares online during the meeting.
Record Date: April 21, 2025. Holders of our Class A common stock or Class B common stock as of the close of business on the Record Date may vote at the Annual Meeting. Our Class A common stock and Class B common stock are collectively referred to in this Proxy Statement as our “common stock.”
Voting Matters and Board of Directors Recommendations:

Proposals		Board Recommendation	Page Numbers for Additional Information
1	Election of Directors	FOR ALL	19
2	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	20
3	Advisory Vote on the Compensation of Named Executive Officers	FOR	22
We will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
Governance and Board of Directors Highlights
We are committed to sound corporate governance, which strengthens the accountability of our Board of Directors and promotes the long-term interests of our stockholders. The list below highlights some of our corporate governance practices, as discussed further in this Proxy Statement.
•A majority of our directors are independent;
•Our Board of Directors is currently declassified, and directors are elected on an annual basis;
•Our Board of Directors has a Lead Independent Director, who is elected annually, has well-defined rights and responsibilities, and is separate from the Chairman of the Board of Directors;
•All committees of the Board of Directors are 100% composed of independent directors;
•We have comprehensive risk oversight practices, including for cybersecurity, data privacy, legal and regulatory matters, and other critical evolving areas;
•Independent directors conduct regular executive sessions;
•Directors have regular access to management and maintain open communication and strong working relationships among themselves; and
•We conduct annual Board of Directors, committee, and individual director self-evaluations.

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Executive Compensation Highlights
Our executive compensation program is designed to focus our executives on the long-term performance of Coinbase. The list below highlights some aspects of our executive compensation program, as discussed further in this Proxy Statement.
•Our program is simple: we offer a competitive base salary, and deploy equity awards that vest over a multi-year period as the primary pay-for-performance and incentive vehicle.
•Our independent compensation consultant advises on executive compensation matters.
•Our executive equity program serves to link our executives’ long-term compensation outcomes to company performance and therefore to the interests of our stockholders over time.
•Risk and exposures are mitigated by strong oversight by our Compensation Committee of the Board of Directors (the “Compensation Committee”).

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Coinbase is strongly committed to sound corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives with a view to enhancing long-term value for our stockholders.
The following table includes information regarding each of the nominees for election to our Board of Directors at the Annual Meeting, including their age, independence, position and length of service on our Board of Directors as of March 31, 2025. In addition, a biographical description for each is set forth below the table.

Name	Age	Independent	Position	Director Since
Brian Armstrong	42		Chairman of the Board of Directors & Chief Executive Officer	May 2012
Marc L. Andreessen(1)	53		Director	December 2020
Paul Clement(2)	58		Director	July 2024
Christa Davies(2)	53		Director	July 2024
Frederick Ernest Ehrsam III(1)	36		Director	March 2013
Kelly A. Kramer(2)(3)	57		Director	December 2020
Chris Lehane	57		Director	July 2024
Tobias Lütke	44		Director	February 2022
Gokul Rajaram(1)(3)	50		Director	August 2020
Fred Wilson(2)(3)	63		Lead Independent Director	January 2017
(1)Member of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”).
(2)Member of the Audit and Compliance Committee of the Board of Directors (the “Audit and Compliance Committee”).
(3)Member of the Compensation Committee.
Nominees for Director

Brian Armstrong is our co-founder and has served as our Chief Executive Officer and a member of our Board of Directors since our inception in May 2012 and as Chairman of our Board of Directors since February 2021. Before our founding, Mr. Armstrong served as a software engineer at Airbnb, Inc., an online marketplace company, from May 2011 to June 2012. From August 2003 to May 2012, Mr. Armstrong served as the founder and Chief Executive Officer of Universitytutor.com, an online tutoring directory. Mr. Armstrong also previously served as a consultant for the enterprise risk management division at Deloitte & Touche LLP, an accounting and consulting firm, from July 2005 to November 2005. In January 2020, Mr. Armstrong founded ResearchHub Technologies, Inc., a scientific research development platform, where he currently serves as Chief Executive Officer and a member of the board of directors. In December 2021, Mr. Armstrong co-founded NewLimit, Inc., a healthcare research company, where he is an investor and a member of the board of directors. Mr. Armstrong holds a B.A. in Computer Science and Economics and an M.S. in Computer Science from Rice University.

We believe Mr. Armstrong is qualified to serve on our Board of Directors because of the historical knowledge, operational expertise, leadership, and continuity that he brings to our Board of Directors as our co-founder and Chief Executive Officer.

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Marc L. Andreessen has served as a member of our Board of Directors since December 2020. Mr. Andreessen is a co-founder and has been a general partner of Andreessen Horowitz, a venture capital firm, since July 2009. Previously, Mr. Andreessen co-founded and served as the Chairman of the board of directors of Opsware, Inc. (formerly known as Loudcloud Inc.), a software company, from September 1999 until its acquisition by Hewlett-Packard Company, an information technology company, in September 2007. Prior to that time, Mr. Andreessen served as Chief Technology Officer of America Online, Inc., an internet services company, during a portion of 1999. Mr. Andreessen also co-founded Netscape Communications Corporation, a software company, serving in various positions, including Chief Technology Officer and Executive Vice President of Products from April 1994 until it was acquired by America Online in March 1999. Mr. Andreessen has served as a member of the board of directors of Meta Platforms, Inc. (formerly known as Facebook, Inc.), a social technology company, since June 2008, and as a member of the board of directors of Samsara Inc., a connected operations company, since May 2015. Mr. Andreessen also currently serves on the boards of directors of a number of privately held companies. Mr. Andreessen holds a B.S. in Computer Science from the University of Illinois Urbana-Champaign.

We believe that Mr. Andreessen is qualified to serve as a member of our Board of Directors because of his extensive leadership and business experience with the venture capital and technology industries, as well as his service on the boards of directors of other privately and publicly held companies.

Paul Clement has served as a member of our board of directors since July 2024. Since July 2022, Mr. Clement has served as a partner of Clement & Murphy PLLC, a law firm specializing in Supreme Court, appellate, and strategic litigation. From October 2016 to June 2022, Mr. Clement served as a partner at Kirkland & Ellis, LLP, a law firm. From April 2011 to October 2016, Mr. Clement served as a partner at Bancroft, PLLC, a law firm specializing in Supreme Court, appellate, and strategic litigation. From January 2009 to April 2011, Mr. Clement served as a partner at King & Spalding, a law firm. From June 2005 to June 2008, Mr. Clement served as the 43rd Solicitor General of the United States. Mr. Clement holds a B.S.F.S. in International Economics from Georgetown University School of Foreign Service, an M. Phil. in the Politics and Economics of Development from Darwin College, Cambridge, and a J.D. from Harvard Law School.

We believe that Mr. Clement is qualified to serve on our Board of Directors because of his extensive experience as a prominent legal expert.

Christa Davies has served as a member of our board of directors since July 2024. Ms. Davies has served as a Senior Advisor at Aon plc, a global risk management, insurance, and human resources solutions company, since July 2024. From 2007 to July 2024, Ms. Davies served as the Chief Financial Officer and Executive Vice President, Global Finance at Aon. Prior to joining Aon, Ms. Davies spent five years at Microsoft Corporation, most recently as a Corporate Vice President and the Chief Financial Officer of the Platforms & Services Division. Ms. Davies has served on the board of directors of Stripe, Inc., a technology company, since August 2020 and Workday, Inc., an enterprise cloud application company, from 2012 to July 2024. Ms. Davies is a graduate in Mechanical Engineering majoring in Aerospace from the University of Queensland in Australia, and as a Fulbright Scholar, earned her M.B.A. from Harvard University.

We believe that Ms. Davies is qualified to serve on our Board of Directors because of her extensive financial expertise and management experience.

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Frederick Ernest Ehrsam III is our co-founder and has served as a member of our Board of Directors since March 2013. Mr. Ehrsam is co-founder at Paradigm, a crypto-focused investment firm, and served as a Managing Member from June 2018 to October 2023 and as a General Partner since October 2023. Mr. Ehrsam also co-founded Nudge Workbench LLC, a human experience company, and has served as Chief Executive Officer since January 2024. Mr. Ehrsam also currently serves on the board of directors of a number of privately held companies. From November 2012 to January 2017, Mr. Ehrsam served as our President. Prior to our founding, Mr. Ehrsam was a foreign exchange trader at The Goldman Sachs Group, Inc., a multinational investment bank and financial services company, from July 2010 to June 2012. Mr. Ehrsam holds a B.S. in Computer Science and Economics from Duke University.

We believe Mr. Ehrsam is qualified to serve on our Board of Directors because of his understanding of the market dynamics and developments within the crypto asset industry as well as the historical knowledge, operational expertise, leadership, and continuity that he brings to our Board of Directors as our co-founder.

Kelly A. Kramer has served as a member of our Board of Directors since December 2020. From January 2015 to December 2020, Ms. Kramer served as the Executive Vice President & Chief Financial Officer of Cisco Systems, Inc., a worldwide technology company. Prior to that, from January 2012 to January 2015, Ms. Kramer served in various finance roles at Cisco, including Senior Vice President, Corporate Finance and Senior Vice President, Business Technology and Operations Finance. Prior to Cisco, Ms. Kramer served in various finance roles at GE Healthcare Systems, including as Vice President & Chief Financial Officer, as well as in various finance roles at GE Healthcare Diagnostic Imaging and GE Healthcare Biosciences, all divisions of General Electric Company, a multinational conglomerate focusing on aviation, power, renewable energy, and digital industry. Ms. Kramer has served on the board of directors of Gilead Sciences, Inc., a biopharmaceutical company, since August 2016, and on the board of directors of Snowflake Inc., a cloud-data platform company, since January 2020. Ms. Kramer also currently serves on the board of directors of a privately held company. Ms. Kramer holds a B.S. in Mathematics from Purdue University.

We believe Ms. Kramer is qualified to serve as a member of our Board of Directors because of her extensive financial expertise and management experience.

Tobias Lütke has served as a member of our Board of Directors since February 2022. Since September 2004, Mr. Lütke has served as co-founder and director of Shopify, Inc., an e-commerce company, and, since April 2008, has served as its Chief Executive Officer. Mr. Lütke has served as a member of the Meta Advisory Group of Meta Platforms, Inc. (formerly known as Facebook, Inc.), a social technology company, since May 2024. Prior to this, Mr. Lütke served as Shopify’s Chief Technology Officer between September 2004 and April 2008. Mr. Lütke has worked on the core team of the Ruby on Rails, a server-side web application framework, and has created many popular open source libraries such as Active Merchant.

We believe Mr. Lütke is qualified to serve on our Board of Directors because of his extensive business and leadership experience within the e-commerce and technology industries.

Chris Lehane has served as a member of our board of directors since July 2024. Since April 2024, Mr. Lehane has served as the Vice President for Global Affairs of OpenAI, an artificial intelligence company. From March 2022 to April 2024, Mr. Lehane served as the Chief Strategy Officer of Haun Ventures, a venture capital firm. Prior to Haun Ventures, Mr. Lehane served on the executive management team of Airbnb, Inc. and led Airbnb’s global policy and communications work from September 2015 to March 2022. Prior to Airbnb, Mr. Lehane was a co-founder of Fabiani & Lehane from May 2001 to August 2015, a strategic consultancy that advised political, corporate, technology, entertainment, and professional sports clients. In the 1990s, he served in various positions in the administration of President Bill Clinton, including as Press Secretary to Vice President Al Gore and Special Assistant Counsel to President Clinton. Mr. Lehane is a member of the Council on Foreign Relations, Trustee Emeritus of Amherst College and has served on numerous non-profit advisory boards. Mr. Lehane holds a B.A. in History from Amherst College and a J.D. from Harvard Law School.

We believe that Mr. Lehane is qualified to serve on our Board of Directors because of his extensive public policy and business experience.

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Gokul Rajaram has served as a member of our Board of Directors since August 2020. Mr. Rajaram invests in and advises technology companies. From November 2019 to April 2024, Mr. Rajaram served as an executive at DoorDash, Inc., an on-demand prepared food delivery service. From July 2013 to October 2019, Mr. Rajaram held several key positions, including Caviar Lead and Register Lead, at Square, Inc., a financial technology company. Prior to Square, Mr. Rajaram served as Product Director of Ads at Meta Platforms, Inc. (formerly known as Facebook, Inc.), a social media company, from August 2010 to June 2013. Mr. Rajaram was Co-Founder and Chief Executive Officer of Chai Labs Inc., a semantic technology startup company, from December 2007 until it was acquired by Meta in September 2010. From January 2003 to November 2007, Mr. Rajaram served as Product Management Director for Google AdSense, an online advertising company. Mr. Rajaram previously served as a member of the board of directors of RetailMeNot, Inc., a multinational company that maintained a collection of coupon websites, from October 2013 until it was acquired by Harland Clarke Holdings Corp., a payment and marketing services firm, in May 2017. Mr. Rajaram has served as a member of the board of directors of Trade Desk Inc., a global technology company focused on the digital advertising space, since May 2018, and as a member of the board of directors of Pinterest, Inc., an image sharing and social media service, since February 2020. Mr. Rajaram also currently serves on the board of directors of two privately held companies. Mr. Rajaram holds a B. Tech in Computer Science from the Indian Institute of Technology Kanpur, a M.S. in Computer Science from the University of Texas, and an M.B.A. from the MIT Sloan School of Management.

We believe Mr. Rajaram is qualified to serve as a member of our Board of Directors because of his extensive experience working with the management teams of a number of privately and publicly held companies and his knowledge and extensive experience with product development.

Fred Wilson has served as a member of our Board of Directors since January 2017 and as our Lead Independent Director since February 2021. Since June 2003, Mr. Wilson has served as a Partner at Union Square Ventures, a venture capital firm. Mr. Wilson has also served as a Managing Partner at Flatiron Partners, a private investment firm, since June 1996. Mr. Wilson has served as a member of the board of directors of Etsy, Inc., an e-commerce website, since June 2007 and has served as the Chairman of the board of directors of Etsy since October 2014. Mr. Wilson also currently serves on the boards of directors of a number of privately held companies. Mr. Wilson holds a S.B. in Mechanical Engineering from the Massachusetts Institute of Technology and an M.B.A. from the Wharton School at the University of Pennsylvania.

We believe Mr. Wilson is qualified to serve as a member of our Board of Directors because of his extensive experience in the crypto market and venture capital industries, his knowledge of technology companies, and his deep understanding of our business and operations as one of our early investors.

Declassification of our Board of Directors
Our restated certificate of incorporation (the “Certificate of Incorporation”) initially established a classified board of directors, divided into three classes with staggered three-year terms. Under the classified board of directors structure, only one class of directors would be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms.
Pursuant to the terms of our Certificate of Incorporation, our Board of Directors remained classified until the date on which the Company certified that Brian Armstrong, the Chairman of our Board of Directors and Chief Executive Officer, and his affiliated entities held a majority of the voting power of all the then-outstanding shares of our capital stock entitled to vote (we refer to such date as a “staggered board end date”). Mr. Armstrong and his affiliated entities became the beneficial owners of over a majority of the voting power of all the then-outstanding shares of our capital stock entitled to vote in May 2021, and as a result, our Board of Directors is currently not classified and all directors are elected for annual terms. If Mr. Armstrong and his affiliated entities cease to hold a majority of the voting power of all the then-outstanding shares of our capital stock entitled to vote, our Board of Directors will revert to being divided in three classes with staggered three-year terms until a subsequent staggered board end date.

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Independence of Directors
Our Class A common stock is listed on the Nasdaq Stock Market LLC (“Nasdaq”). The listing rules of Nasdaq generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. However, because Mr. Armstrong controls a majority of our outstanding voting power, we are a “controlled company” under the corporate governance rules of Nasdaq. Therefore, we are not required to have a majority of our Board of Directors be independent, nor are we required to have a compensation committee or an independent nominating function. We have nevertheless opted to have a majority of our Board of Directors be independent and to have a Compensation Committee and Nominating and Corporate Governance Committee comprised of independent directors, as more fully described below.
Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries, or be an affiliated person of the listed company or any of its subsidiaries. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of Nasdaq.
Our Board of Directors conducts an annual review of the independence of our directors. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors determined that Marc L. Andreessen, Paul Clement, Christa Davies, Frederick Ernest Ehrsam III, Kelly A. Kramer, Tobias Lütke, Gokul Rajaram, and Fred Wilson, representing eight of our ten director nominees, are “independent directors” as defined under the applicable rules, regulations, and listing standards of Nasdaq and the applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”). There are no family relationships among our directors and executive officers.
Our Board of Directors has also determined that all members of our Audit and Compliance Committee, Compensation Committee, and Nominating and Corporate Governance Committee satisfy the relevant SEC and Nasdaq independence requirements for service on such committees.
Board Leadership Structure and Role of Our Lead Independent Director
Our Nominating and Corporate Governance Committee periodically considers the leadership structure of our Board of Directors and makes such recommendations to our Board of Directors as our Nominating and Corporate Governance Committee deems appropriate. Our Board of Directors believes it is important to have flexibility in selecting the Chairman of the Board of Directors (“Chairman”) and our board leadership structure. Accordingly, our Corporate Governance Policy allows for the positions of Chairman and Chief Executive Officer to be held by the same person. In making these leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of our stockholders.
The Board of Directors believes that it is currently in the best interest of Coinbase and its stockholders for Brian Armstrong to serve in both roles. While our independent directors bring experience, oversight and expertise from outside of our Company, Mr. Armstrong brings Coinbase-specific experience and insight developed from co-founding and leading Coinbase since its inception. Our Board of Directors believes that Mr. Armstrong’s strategic vision for our business, his in-depth knowledge of our platform and

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operations and the crypto industry and his experience as our Chief Executive Officer since 2012 make him well qualified to serve as both our Chairman and Chief Executive Officer.
Our Corporate Governance Policy provides that, when the positions of Chairman and Chief Executive Officer are held by the same person, our Board of Directors will designate a “lead independent director” from among its members that are independent directors (the “Lead Independent Director”). Since February 2021, Fred Wilson has served as our Lead Independent Director. In connection with Mr. Wilson’s appointment as the Lead Independent Director, our Board of Directors considered his demonstrated leadership during his tenure as a member of the Board of Directors. Our Board of Directors annually reevaluates such appointment and following such evaluations, our Board of Directors re-appointed Mr. Wilson as our Lead Independent Director in April 2025.
As our Lead Independent Director, Mr. Wilson’s responsibilities include, among other things:
•coordinating with the Chairman to set the agenda for meetings of the Board of Directors, taking into account input from other independent directors;
•serving as chairman of the Board of Directors meetings when the Chairman is not present;
•facilitating discussion and open dialogue among the independent directors during meetings of the Board of Directors and executive sessions;
•serving as principal liaison between the Chairman and the independent directors;
•consulting with the Chairman regarding the information sent to our Board of Directors in connection with its meetings;
•having the authority to call meetings of our Board of Directors and meetings of the independent directors;
•being available under appropriate circumstances for consultation and direct communication with stockholders and other stakeholders;
•recommending the retention of advisors and consultants who report directly to the Board of Directors;
•providing leadership to our Board of Directors if circumstances arise in which the role of the Chairman may be, or may be perceived to be, in conflict; and
•performing such other functions and responsibilities as requested by our Board of Directors from time to time.
Our Board of Directors believes that the responsibilities assigned to Mr. Wilson as our Lead Independent Director helps ensure a dedicated, independent, and active Board of Directors. Moreover, our Board of Directors believes that the leadership structure of Mr. Wilson serving as our Lead Independent Director and Mr. Armstrong’s combined role of Chairman and Chief Executive Officer creates an appropriate balance, enabling strong leadership while effectively maintaining the Board of Directors’ independence and oversight of management. In particular, this structure capitalizes on the expertise and experience of Messrs. Armstrong and Wilson. It permits Mr. Armstrong to serve as a bridge between our Board of Directors and management, helping both to act with a common purpose and providing critical leadership for executing our strategy and confronting challenges, while Mr. Wilson ensures independence of our Board of Directors from management and, as Lead Independent Director, can call and chair meetings of the independent directors separate from the Chairman. Mr. Armstrong, as the only management director, does not participate in sessions of independent directors, and independent directors meet regularly in executive session without management.

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Board of Directors and Committee Meetings and Attendance
Our Board of Directors and its committees meet regularly throughout the year, and also hold special meetings from time to time. During 2024, our Board of Directors met five times, the Audit and Compliance Committee met eight times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met five times.
During 2024, each member of our Board of Directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she was a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served, except Messrs. Andreessen and Ehrsam who each attended over 60% of these meetings.
Executive Sessions
The independent directors regularly meet in executive sessions without management to promote open and honest discussion. Our Lead Independent Director, Mr. Wilson, is the presiding director at these meetings.
Committees of Our Board of Directors
Our Board of Directors has established an Audit and Compliance Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by our Board of Directors that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. Copies of the charters for each committee are available on our Investor Relations website at investor.coinbase.com. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.
Audit and Compliance Committee
Our Audit and Compliance Committee is comprised of Mses. Kramer and Davies and Messrs. Clement and Wilson. Ms. Kramer is the chairperson of our Audit and Compliance Committee. Mses. Kramer and Davies and Messrs. Clement and Wilson each meet the requirements for independence under Nasdaq listing standards and SEC rules and regulations. In addition, our Board of Directors has determined that Mses. Kramer and Davies are each an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose on her any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit and Compliance Committee and our Board of Directors. Each member of our Audit and Compliance Committee is financially literate. Our Audit and Compliance Committee is directly responsible for, among other things:
•selecting a firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;
•ensuring the independence of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
•establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•considering the adequacy of our internal controls and internal audit function;

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•inquiring about significant risks, reviewing our policies, metrics and incidents for risk assessment and risk management, including cybersecurity and other information technology risks, and assessing the steps management has taken to control these risks;
•reviewing and discussing with management our financial statements and the reports we file with the SEC;
•reviewing and overseeing our policies related to legal compliance risks;
•reviewing and overseeing related party transactions for which review or oversight is required by applicable law or otherwise implicate disclosure requirements; and
•approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.
See below for additional information on our Audit and Compliance Committee’s role in risk oversight.
Compensation Committee
Our Compensation Committee is comprised of Ms. Kramer and Messrs. Rajaram and Wilson. Mr. Wilson is the chairperson of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under Nasdaq listing standards and SEC rules and regulations, including Rule 10C-1 under the Exchange Act. Each member of this committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee is responsible for, among other things:
•reviewing and approving, or recommending that our Board of Directors approve, the compensation and the terms of any compensatory agreements of our executive officers;
•reviewing and recommending to our Board of Directors the compensation of our directors;
•administering and interpreting our cash- and equity-based compensation plans and programs;
•reviewing with management our organization and people activities, which include, among other things, matters relating to our demographics, talent management and development, employee engagement, retention and attrition, pay equity and diversity and inclusion;
•reviewing and approving the implementation or revision of any compensation recoupment, “clawback” or similar policy;
•reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity plans; and
•establishing our overall compensation strategy.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee is comprised of Messrs. Andreessen, Ehrsam, and Rajaram. Mr. Rajaram is the chairperson of our Nominating and Corporate Governance Committee. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under Nasdaq listing standards and SEC rules and regulations. Our Nominating and Corporate Governance Committee is responsible for, among other things:
•identifying, considering and recommending candidates for membership on our Board of Directors;
•recommending directors to serve on board committees;

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•reviewing and making recommendations to our Board of Directors regarding our company policies, including our Corporate Governance Policy;
•reviewing succession plans for senior management positions, including the Chief Executive Officer;
•reviewing and assessing with management corporate responsibility and sustainability, including environmental, social and corporate governance matters of significance to us;
•evaluating, and overseeing the process of evaluating, the performance of our Board of Directors, each committee and individual directors; and
•assisting our Board of Directors on corporate governance matters.
Compensation Committee Interlocks and Insider Participation
None of the current members of our Compensation Committee, or any member that served during the fiscal year ended December 31, 2024, is or has been at any time an officer or employee of our Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Compensation Committee or our Board of Directors.
Director Qualifications
With the goal of developing a diverse, experienced, and highly qualified Board of Directors, the Nominating and Corporate Governance Committee is responsible for developing and recommending to our Board of Directors the desired qualifications, expertise, and characteristics of members of our Board of Directors, including any specific minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by a committee-recommended nominee for membership on our Board of Directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board of Directors to possess.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and will be significantly influenced by the particular needs of our Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities, or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory, and Nasdaq listing requirements and the provisions of our Certificate of Incorporation, Amended and Restated Bylaws (the “Bylaws”), Corporate Governance Policy, and charters of the committees of our Board of Directors. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition, organization and governance of our Board of Directors, and the needs of our Board of Directors and its committees. In addition, the Nominating and Corporate Governance Committee may take into consideration many other factors including, among other things, a candidate’s independence, integrity, diversity (including with respect to background, viewpoint, and experience), geography, financial skills and other expertise, breadth of experience, knowledge about our business and industry, and ability to devote adequate time and effort to responsibilities of our Board of Directors in the context of its existing composition. Our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Through the nomination process, the Nominating and Corporate Governance Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to our Board of Directors’ overall effectiveness. The brief biographical descriptions of each director set forth above in the section titled “—Nominees for Director” includes a summary of the individual experience, qualifications, attributes

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and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.
Nomination to the Board of Directors
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the committee’s charter, our Certificate of Incorporation, our Bylaws, our Corporate Governance Policy and the criteria approved by our Board of Directors regarding director candidate qualifications. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. In addition, the Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors or one or more individual members of our Board of Directors (including our Chairman or Lead Independent Director, if any) may do so by sending written communications via email to secretary@coinbase.com. All stockholder communications we receive that are addressed to our Board of Directors will be reviewed and compiled by our Secretary and provided to the members of our Board of Directors, as appropriate and in accordance with our internal policies. If the correspondence is not addressed to a particular director, such correspondence will be forwarded, depending on the subject matter, to the chairperson of the Audit and Compliance Committee, Compensation Committee or Nominating and Corporate Governance Committee. Sales materials, and abusive, threatening or otherwise inappropriate materials and items unrelated to the duties and responsibilities of our Board of Directors, will not be provided to our directors.
Board of Directors and Committee Self-Evaluations
Throughout the year, our Board of Directors discusses corporate governance practices with management and third-party advisors to ensure that the Board of Directors and its committees follow practices that are optimal for the Company and its stockholders. Our Board of Directors conducts an annual self-evaluation for itself and its committees. As part of this process, members of the Board of Directors assess the performance of the Board of Directors and its committees. The chairperson of our Nominating and Corporate Governance Committee shares feedback received with individual members of the Board of Directors, with the Nominating and Corporate Governance Committee and with the full Board of Directors. Our Board of Directors then reviews and discusses the feedback.
Board Attendance at Annual Meeting of Stockholders
Pursuant to our Corporate Governance Policy, we invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. Last year, four of the eight directors serving at the time of the 2024 annual meeting of stockholders attended that meeting.

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Our Board of Directors’ Role in Risk Oversight
Our Board of Directors has ultimate responsibility for overseeing our risk assessment and management. Our Board of Directors exercises this oversight responsibility directly and through its committees, which assist in discharging oversight duties and in addressing risks inherent in their respective areas.
With oversight from our Board of Directors, the Audit and Compliance Committee is primarily responsible for assisting our Board of Directors in fulfilling its ultimate oversight responsibilities relating to risk assessment and management. The Audit and Compliance Committee oversees our process and policies for determining risk tolerance and reviews significant risk exposures and management’s strategies for adequately mitigating and managing identified risks.
The Audit and Compliance Committee has established the Enterprise Risk Management Working Group (“ERMWG”), comprising members of our senior management team and other senior leaders, to provide executive oversight of our enterprise risk management program. Legal risks are reported to our Chief Legal Officer, compliance risks are reported to our Chief Compliance Officer, and financial risks (e.g., financial reporting and stability, counterparty and credit risk, market risk, liquidity risk and payments risks) are reported to our Chief Financial Officer. Cybersecurity and related risks are discussed below.
Members of the ERMWG and other members of management provide regular updates to the Audit and Compliance Committee on applicable risks. The Audit and Compliance Committee also regularly receives updates from our management team on any material risks, as well as any incidents with lesser impact potential, and applicable remediation plans and statuses, risk metrics, escalated risk topics and risk assessment findings. We also consult external consultants and other third-party experts and service providers, where considered appropriate, to review our risk program capabilities, help us anticipate risk trends and to assess, test or otherwise assist with aspects of our risk management controls.
These updates are designed to provide timely visibility to our Audit and Compliance Committee about the identification and assessment of key risks, our risk mitigation strategies, and ongoing developments. Our Audit and Compliance Committee reports to our Board of Directors regarding the key risk matters and topics discussed above on a quarterly basis or more frequently as needed.
Further, the Audit and Compliance Committee's oversight of our major financial risk exposures, including our procedures and related policies with respect to financial risk assessment and management, aligns with our disclosure controls and procedures. Our quarterly and annual financial statements and related disclosures are reviewed by our Disclosure Committee, comprised of our Audit and Compliance Committee chairperson, Chief Financial Officer, Chief Legal Officer, Chief Accounting Officer, and leaders across the business who participate in the risk assessment and management practices described above. Only after review by our Disclosure Committee and external auditor are the financial statements and related disclosures reviewed and approved by our Audit and Compliance Committee and our Board of Directors, as applicable, and then filed with the SEC.
The Compensation Committee reviews risks and exposures associated with our compensation plans and programs. The Nominating and Corporate Governance Committee reviews and assesses risks relating to our corporate governance practices, reviews and assesses our performance, risks, controls, and procedures relating to corporate responsibility, reviews the independence of our Board of Directors, and reviews and discusses our Board of Directors’ leadership structure and role in risk oversight. We believe this division of responsibilities is an effective approach for addressing the risks we face and that the leadership structure of our Board of Directors supports this approach.
Personal Data Protection and Cybersecurity Risk Oversight
Securing our key information systems and the personal information and other data of our customers, employees, partners, and other third parties stored on those systems is important to us. We have adopted physical, technological, and administrative controls to support our data security and data governance

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framework, and have a defined procedure for timely incident detection, containment, response, and remediation, including a written security incident response plan. While everyone at our Company plays a part in managing these risks, oversight responsibility is shared by our Board of Directors, Audit and Compliance Committee, and senior management.
As outlined above, the Audit and Compliance Committee has established the ERMWG to provide executive oversight of our enterprise risk management program. The Audit and Compliance Committee receives updates from members of the ERMWG and from other members of management, including our Chief Security Officer (“CSO”) and Chief Information Security Officer (“CISO”), on our cybersecurity risks at its quarterly meetings and reviews metrics about cyber threat response preparedness, program maturity milestones, risk mitigation status, and the current and emerging threat landscape. In addition, management updates the Audit and Compliance Committee, as necessary, regarding any material cybersecurity threats or incidents, as well as any incidents with lesser impact potential.
The Audit and Compliance Committee reports to our Board of Directors regarding key cybersecurity risks, mitigation strategies, and ongoing developments on a quarterly basis or more frequently as needed. Additionally, our Board of Directors receives regular updates from our CSO and CISO on our cyber risk management program and other matters related to our data privacy and cybersecurity approach, including risk mitigations to bolster and enhance our data protection and data governance framework. Members of our Board of Directors receive presentations that include cybersecurity topics and the management of key cybersecurity risks from our CSO and/or CISO as part of the continuing education of our Board of Directors on topics that impact public companies. In addition, our Board of Directors annually reviews and is required to approve our Global Information Security Program Policy and any changes recommended by our CSO.
We also engage external consultants and other third-party security experts and service providers, where considered appropriate, to assess, test or otherwise assist with aspects of our cybersecurity controls and maintain information security risk insurance coverage.
Further, we maintain internal policies that govern our personal data protection practices, and have established protections such as access controls, encryption, data handling requirements, and other cybersecurity safeguards, based on the type of consumer information and its sensitivity, as well as measures designed to prevent unauthorized data use or disclosure. We provide annual privacy and cybersecurity training to all employees, and specialized training for certain teams depending on their role and/or access to certain types of information, such as consumer information. Additionally, we perform rigorous internal vetting of certain third-party partners with whom we may need to share consumer data, such as vendors and service providers. We publish a consumer-facing Privacy Policy on our website and app, which describes the types of consumer information we obtain and how we use it, why we may share information with external parties such as law enforcement and service providers, and how we honor customers’ rights of access, export, rectification, and deletion, among others.
Oversight of Corporate Strategy
Our Board of Directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities and risk management. At its regularly scheduled meetings and throughout the year, our Board of Directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our Board of Directors’ diverse skill set and experience enhances its ability to support management in the execution and evaluation of our corporate strategy.
Management Succession Planning
Our Board of Directors recognizes that one of its most important duties is its oversight of succession planning for our senior management positions, including our Chief Executive Officer. Our Board of Directors has delegated primary oversight responsibility for succession planning for our senior

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management positions, including our Chief Executive Officer, to the Nominating and Corporate Governance Committee. Our Board of Directors continues to regularly evaluate its succession planning to ensure that we are well-positioned to continue to execute on our corporate strategy. Our succession planning covers identification of internal and external candidates, and professional and leadership plans for internal candidates. The criteria used to assess potential candidates for our senior management positions, including our Chief Executive Officer, includes consideration of strategic vision, organizational and operational needs, competitive challenges, leadership and management potential and emergency situations.
Corporate Governance Policy
Our Board of Directors has adopted a Corporate Governance Policy to encourage effective policy and decision making at both the Board of Directors and management levels. Our Corporate Governance Policy addresses items such as responsibilities for directors, director independence standards, board committee structure and functions and other matters related to the governance of Coinbase. Our Nominating and Corporate Governance Committee reviews the Corporate Governance Policy periodically, and changes are recommended to our Board of Directors as warranted. Our Corporate Governance Policy is available on our Investor Relations website at investor.coinbase.com.
Code of Business Conduct & Ethics
We are committed to the highest standards of legal, honest, and ethical business practices and, accordingly, we have adopted a Code of Business Conduct & Ethics (“Code of Conduct”) that summarizes the ethical standards for all the members of our Board of Directors, officers, employees, consultants, agents, representatives and independent contractors. Our Code of Conduct is available on our Investor Relations website at investor.coinbase.com. We intend to disclose future amendments to certain portions of the Code of Conduct or waivers of such provisions granted to executive officers and directors on the same website, as permitted under applicable rules of Nasdaq and the SEC.
Stock Ownership Guidelines
To further align the interests of our non-employee directors with those of our stockholders and based on a recommendation by our Compensation Committee, our Board of Directors adopted minimum stock ownership guidelines applicable to our non-employee directors. Under our guidelines, each non-employee director is required to accumulate and maintain holdings of our shares with a value equal to or exceeding $350,000 (increased from $250,000 in April 2024) within five years from initially becoming a non-employee director (the “Compliance Date”). If a non-employee director has not met the stock ownership requirement by the Compliance Date, then such non-employee director will be required to retain at least 25% of the total number of shares acquired by such non-employee director following the grant, exercise, or settlement of any equity award, as applicable. As of December 31, 2024, all of our non-employee directors either met the stock ownership requirement or were on track to comply with these stock ownership guidelines by the Compliance Date.
Corporate Responsibility
We believe that corporate responsibility initiatives are important to our business and in creating value for our stockholders and wider stakeholder group. Our Board of Directors and management are committed to these initiatives and believe these efforts will benefit our users, employees, partners and the communities in which we operate, as well as the broader cryptoeconomy.
Social and Ethical Practices
We invest in our employees’ career growth through competitive pay and benefits, as well as development and training. Some highlights of our commitment to our employees’ sense of satisfaction and professional growth include:

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•Competitive pay and benefits. We conduct an annual market review to ensure our compensation remains in line with our competitive compensation philosophy. We have single, transparent pay targets for the vast majority of our roles—eliminating most compensation negotiations—and provide one-year equity grants for the vast majority of employees.
•Employee development and training. We have made meaningful investments in learning and development, including offering an annual learning stipend and in-house crypto learning curriculum. We continuously improve our people programs and practices. We regularly monitor engagement through semi-annual pulse surveys to continuously optimize our culture, employee engagement, risk management, and productivity. We invest in these surveys and associated action planning at the executive level, as we believe our people and culture are key drivers of business success.
Governance
We are committed to sound corporate governance policies and practices demonstrating the highest standards of business ethics. Some highlights of our corporate governance practices include:
•Independent Board of Directors. Eight out of our ten nominees for election to our Board of Directors at the Annual Meeting are independent under the applicable rules, regulations, and listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. Moreover, the committees of our Board of Directors are 100% composed of independent directors.
•Lead Independent Director. Our Board of Directors has appointed Mr. Wilson as our Lead Independent Director and assigned Mr. Wilson with a comprehensive scope of responsibilities to help ensure a strong, independent, and active Board of Directors.
•Nominating and Corporate Governance. Our Nominating and Corporate Governance Committee responsibilities include developing, recommending to our Board of Directors, and overseeing our environmental, social, and corporate governance programs as well as assessing with management our performance, risks, controls, and procedures relating to corporate social responsibility.
•Code of Conduct Training Compliance. All employees are required to complete training on, and affirm compliance with, our comprehensive Code of Conduct.
•Declassified Board of Directors. Each member of our Board of Directors currently serves a one-year term and is subject to re-election at the following year’s annual meeting.
•Stock Ownership Requirements. To further align the interests of our non-employee directors with those of our stockholders, our Board of Directors has adopted stock ownership guidelines applicable to our non-employee directors.
Non-Employee Director Compensation Arrangements
Our Compensation Committee, after considering the information, analysis, and recommendation provided by our independent compensation consultant, Semler Brossy Consulting Group (“Semler Brossy”), including data regarding compensation paid to non-employee directors by companies in our compensation peer group (as described in the section titled “Compensation Discussion and Analysis—Our Compensation-Setting Process—Use of Comparative Market Data”), evaluates the appropriate level and form of compensation for non-employee members of our Board of Directors and recommends changes to our director compensation program to our Board of Directors to remain competitive and when appropriate. Our Compensation Committee assessed our non-employee director compensation program in 2024, and, based on input from Semler Brossy and a recommendation from our Compensation Committee, our Board of Directors approved a revision to our non-employee director compensation

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program in April 2024, which included an increase in the Annual Award (as defined below) from $300,000 to $325,000 and included the provision of an Additional Annual Award (as defined below) of $45,000 for service as Lead Independent Director. We do not pay management directors for service on our Board of Directors. Moreover, certain of our non-employee directors have waived receipt of compensation under our non-employee director compensation program. Our current non-employee director compensation program is described below.
Non-Employee Director Equity Compensation
Each non-employee director was entitled to receive restricted stock units (“RSUs”) under our 2021 Equity Incentive Plan (the “2021 Plan”) during 2024, as follows:
Initial Appointment RSU Grant. Each new non-employee director appointed to our Board of Directors will be granted RSUs (the “Initial Award”) on the date of his or her appointment with an aggregate value of $550,000 (the “Initial Award Amount”). The Initial Award is automatically granted on the date of the non-employee director’s appointment to the Board of Directors (the “Initial Award Grant Date”) unless receipt of the Initial Award has been previously waived by such non-employee director. The number of RSUs granted subject to the Initial Award is calculated by dividing the Initial Award Amount by the closing price of our Class A common stock on Nasdaq on the date of grant, rounding down to the nearest whole share. An Initial Award vests over three years pursuant to the following schedule: one-third of the total number of shares subject to the Initial Award vests on each annual anniversary of the first vesting date that follows the Initial Award Grant Date (either February 20th, May 20th, August 20th, or November 20th), in each case, so long as the non-employee director continues to provide services to the Company through such date.
Annual RSU Grant. On the date of each annual meeting of stockholders (or earlier as provided for below) each non-employee director who is serving on the Board of Directors prior to, and will continue to serve on the Board of Directors following, the date of such annual meeting of stockholders will automatically be granted RSUs (the “Annual Award”) with an aggregate value of $300,000 (increased to $325,000 effective April 18, 2024) (the “Annual Award Amount”) unless receipt of the Annual Award has been previously waived by such non-employee director. An Annual Award is automatically granted on the date of the annual meeting of stockholders; provided however, for each non-employee director who is appointed to the Board of Directors not in connection with an annual meeting of stockholders, the first Annual Award is automatically granted on the date of such director’s appointment to the Board of Directors (the “Annual Award Grant Date”). The number of RSUs granted subject to the Annual Award is calculated by dividing the Annual Award Amount by the closing price of our Class A common stock on Nasdaq on the date of grant, rounding down to the nearest whole share. For a non-employee director appointed on a date other than the date of an annual meeting of stockholders, the Annual Award will be reduced such that the amount is proportional (using a year of 365 days) to the number of days between the date of such non-employee director’s appointment and (i) the date of the first annual meeting of stockholders following the Annual Award Grant Date, or, (ii) to the extent that the Company has not determined the date of the next annual meeting of stockholders on or before the Annual Award Grant Date, then the one-year anniversary of the most recently completed annual meeting of stockholders. Each Annual Award vests on the earlier of the date that is one year following the Annual Award Grant Date or the date of the next annual meeting of stockholders following the Annual Award Grant Date, so long as the non-employee director continues to provide services to the Company through such date.
Additional RSU Grant for Lead Independent Director and Committee Service. Each non-employee director who is serving on the Board of Directors prior to, and who will continue to serve on the Board of Directors following, the date of an annual meeting of stockholders (or earlier as provided for below) will automatically be granted RSUs with an aggregate value of the dollar amount set forth below for which he or she is eligible based on roles served (which we refer to as the “Additional Annual Award” and, together with the Initial Award and the Annual Award, the “Director RSU Awards”) unless receipt of the Additional Annual Award has been previously waived by such non-employee director:

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Committee Chairperson Service Fee (not in addition to Non-Chairperson Committee Member Service Fee set forth below):
•Audit and Compliance Committee chairperson: $35,000
•Compensation Committee chairperson: $25,000
•Nominating and Corporate Governance Committee chairperson: $25,000
Non-Chairperson Committee Member Service Fee (not in addition to the Committee Chairperson Service Fee):
•Audit and Compliance Committee member: $20,000
•Compensation Committee member: $15,000
•Nominating and Corporate Governance Committee member: $15,000
Lead Independent Director Service Fee: $45,000
Each Additional Annual Award is automatically granted on the date of an annual meeting of stockholders; provided however, for any non-employee director who is appointed to the Board of Directors, as Lead Independent Director or that otherwise joins a committee of the Board of Directors (either as a member or as chairperson) or initially becomes chairperson of a committee of which he or she was already a member not in connection with an annual meeting of stockholders, the first set of Additional Annual Awards will automatically be granted on the effective date of the director’s appointment to the Board of Directors, as Lead Independent Director or to the new committee or chairperson role (the “Additional Annual Award Grant Date”).
The number of RSUs subject to each Additional Annual Award granted will be calculated by dividing the applicable dollar amount set forth above by the closing price of our Class A common stock on Nasdaq on the Additional Annual Award Grant Date, rounding down to the nearest whole share. If the Additional Annual Award Grant Date falls on a date other than the date of an annual meeting of stockholders, the Additional Annual Award will be reduced such that the amount is proportional (using a year of 365 days) to the number of days between the date of such non-employee director’s appointment and (i) the date of the first annual meeting of stockholders following the Additional Annual Award Grant Date; or (ii) to the extent that the Company has not determined the date of the next annual meeting of stockholders on or before the Additional Annual Award Grant Date, then the one-year anniversary of the most recently completed annual meeting of stockholders. Each Additional Annual Award will vest on the earlier of the date that is one year following the Additional Annual Award Grant Date or the date of the next annual meeting of stockholders following the Annual Award Grant Date, so long as the non-employee director continues to provide services to the Company through such date.
Each Director RSU Award will accelerate in full upon the consummation of a Corporate Transaction (as such term is defined in the 2021 Plan). If a non-employee director’s service ends on the date of vesting, then the vesting shall be deemed to have occurred.
Non-Employee Director Compensation Limits. No non-employee director may receive equity awards under our 2021 Plan with an aggregate grant date fair value (determined as set forth in the 2021 Plan) that, when combined with cash compensation received for service as a non-employee director, exceeds $1,000,000 in a calendar year.

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2024 Director Compensation
The following table provides information for 2024 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of 2024, other than Mr. Armstrong, our Chairman & Chief Executive Officer. Mr. Armstrong is not included in the table below as he is an employee and receives no compensation for his service as a director. The compensation received by Mr. Armstrong as an employee is set forth in the section titled “Executive Compensation” below.

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Total ($)
Marc L. Andreessen	—	339,855	339,855
Paul Clement	—	856,730	856,730
Christa Davies	—	856,730	856,730
Frederick Ernest Ehrsam III	—	357,978	357,978
Kelly A. Kramer	67,026	374,819	441,844
Chris Lehane	—	839,085	839,085
Tobias Lütke	—	324,941	324,941
Gokul Rajaram	67,026	364,794	431,820
Fred Wilson(1)	—	—	—
(1)Mr. Wilson waived all equity compensation payable to him for his service on our Board of Directors during 2024.
(2)The amounts reported in this column include all fees earned by Ms. Kramer and Mr. Rajaram as compensation for their service as members of a special litigation committee of the Board of Directors.
(3)The amounts reported in this column represent the aggregate grant date fair value of RSUs for Class A common stock made to directors in 2024, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, Topic 718 (“ASC 718”). These amounts reflect the accounting cost for these RSUs and do not represent the actual economic value that may be realized by the director. For information on the assumptions used to calculate the grant date fair value of the RSUs, refer to Note 15 to our consolidated financial statements included in our Annual Report.
(4)The following table sets forth information on (a) the aggregate number of shares of our Class A common stock underlying outstanding stock awards granted to our non-employee directors in the year ended December 31, 2024 and (b) the aggregate number of unvested shares of our Class A common stock underlying outstanding stock awards held by our non-employee directors as of December 31, 2024:

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	Stock Awards
Name	Number of Shares Underlying Stock Awards Granted in the Year Ended December 31, 2024 (#)	Number of Shares Underlying Unvested Stock Awards Held as of December 31, 2024 (#)
Marc L. Andreessen	1,390	1,390	(1)
Paul Clement	3,496	3,496	(2)
Christa Davies	3,496	3,496	(2)
Frederick Ernest Ehrsam III	1,464	1,464	(3)
Kelly A. Kramer	1,533	1,533	(4)
Chris Lehane	3,424	3,424	(5)
Tobias Lütke	1,329	1,951	(6)
Gokul Rajaram	1,492	1,492	(7)
Fred Wilson	—	—
(1)Consists of an RSU award for 1,390 shares of Class A common stock, granted on June 14, 2024, all of which remained outstanding and subject to the award as of December 31, 2024. The RSU award will fully vest on June 14, 2025, subject to such non-employee director’s continued service through such date.
(2)Consists of (a) an RSU award for 1,252 shares of Class A common stock, granted on July 24, 2024, all of which remained outstanding and subject to the award as of December 31, 2024, that will fully vest on June 18, 2025 and (b) an RSU award for 2,244 shares of Class A common stock, granted on July 24, 2024, all of which remained outstanding and subject to the award as of December 31, 2024. The RSU award will vest as to 1/3rd of the total award on each of August 20, 2025, August 20, 2026 and August 20, 2027. All RSU awards are subject to such non-employee director’s continued service through such date.
(3)Consists of (a) an RSU award for 1,410 shares of Class A common stock, granted on June 14, 2024, all of which remained outstanding and subject to the award as of December 31, 2024, that will fully vest on June 14, 2025 and (b) an RSU award for 54 shares of Class A common stock, granted on July 24, 2024, all of which remained outstanding and subject to the award as of December 31, 2024, that will fully vest on June 18, 2025. All RSU awards are subject to such non-employee director’s continued service through such date.
(4)Consists of an RSU award for 1,533 shares of Class A common stock, granted on June 14, 2024, all of which remained outstanding and subject to the award as of December 31, 2024. The RSU award will fully vest on June 14, 2025, subject to such non-employee director’s continued service through such date.
(5)Consists of (a) an RSU award for 1,180 shares of Class A common stock, granted on July 24, 2024, all of which remained outstanding and subject to the award as of December 31, 2024, that will fully vest on June 18, 2024 and (b) an RSU award for 2,244 shares of Class A common stock, granted on July 24, 2024, all of which remained outstanding and subject to the award as of December 31, 2024. The RSU award will vest as to 1/3rd of the total award on each of August 20, 2025, August 20, 2026, and August 20, 2027. All RSU awards are subject to such non-employee director’s continued service through such date.
(6)Consists of (a) an RSU award for 1,867 shares of Class A common stock, granted on February 2, 2022, of which 622 remained outstanding and subject to the award as of December 31, 2024, that fully vested on February 20, 2025, and (b) an RSU award for 1,329 shares of Class A common stock, granted on June 14, 2024, all of which remained outstanding and subject to the award as of December 31, 2024, that will fully vest on June 14, 2025. All RSU awards are subject to such non-employee director’s continued service through such date.
(7)Consists of an RSU award for 1,492 shares of Class A common stock, granted on June 14, 2024, all of which remained outstanding and subject to the award as of December 31, 2024. The RSU award will fully vest on June 14, 2025, subject to such non-employee director’s continued service through such date.

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PROPOSAL NO. 1:
ELECTION OF DIRECTORS
Nominees for Director
At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors proposes that each of Brian Armstrong, Marc L. Andreessen, Paul Clement, Christa Davies, Frederick Ernest Ehrsam III, Kelly A. Kramer, Chris Lehane, Tobias Lütke, Gokul Rajaram, and Fred Wilson be elected at the Annual Meeting with each to serve for a one-year term expiring at our 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each of the director nominees is a current director of our Company. For more information concerning the nominees, see the section titled “Board of Directors and Corporate Governance—Nominees for Director.”
If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than ten directors. Stockholders may not cumulate votes for the election of directors.
Vote Required
The election of directors requires a plurality of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon which means that the ten individuals nominated for election to our Board of Directors receiving the highest number of “FOR” votes will be elected. Withhold votes and broker non-votes will have no effect on the outcome of this proposal. See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.

Our Board of Directors recommends that you vote “FOR ALL” nominees in the election of each of the ten director nominees.

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PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit and Compliance Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2025. Deloitte has served as our independent registered public accounting firm since 2020. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2025. Although not required by applicable law or listing rules, our Audit and Compliance Committee is submitting the appointment of Deloitte to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Deloitte will be present at the Annual Meeting and will have an opportunity to make a statement at the Annual Meeting, if they desire to do so, and to respond to appropriate questions. Notwithstanding the appointment of Deloitte, and even if our stockholders ratify the appointment, our Audit and Compliance Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2025 if our Audit and Compliance Committee believes that such a change would be in the best interests of our Company and our stockholders.
In the event that Deloitte is not ratified by our stockholders, the Audit and Compliance Committee may reconsider its selection of Deloitte as our independent registered public accounting firm.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit and Compliance Committee. In accordance with standard policy, Deloitte periodically rotates the individuals who are responsible for our audit.
In addition to performing the audit of our consolidated financial statements, Deloitte provided various other services during the years ended December 31, 2023 and 2024. Our Audit and Compliance Committee has determined that Deloitte’s provision of these services, which are described below, does not impair Deloitte's independence from us. During the years ended December 31, 2023 and 2024, fees for services provided by Deloitte were as follows (in thousands):

	2023	2024
Audit fees(1)	$7,383	$9,451
Audit-related fees(2)	$1,288	$1,370
Tax fees(3)	$195	$183
Other fees(4)	$—	$—
Total fees	$8,866	$11,004
(1)“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; audit services related to our subsidiaries in connection with statutory filings; the review of our quarterly consolidated financial statements; assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).
(2)“Audit-related fees” primarily consists of fees for procedures performed in connection with service organizational control reports, comfort letters, consents and regulatory filings in connection with audit services for our subsidiaries.
(3)“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.
(4)“Other fees” include fees for services other than the services reported in audit fees, audit-related fees and tax fees. These services primarily include fees for compliance-related services and agreed-upon-procedures.

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Policy on Audit and Compliance Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit and Compliance Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit and Compliance Committee is required to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit and Compliance Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our Audit and Compliance Committee.
Vote Required
The ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2025 requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that are voted “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.

Our Board of Directors recommends that you vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2025.

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PROPOSAL NO. 3:
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
At our 2022 annual meeting of stockholders, our stockholders indicated, by a non-binding advisory vote, that they agreed with our recommendation that we solicit a non-binding advisory vote, commonly referred to as “say-on-pay” vote, on the compensation of our named executive officers, every three years. In accordance with that vote and the rules of the SEC, we are providing stockholders with an opportunity to make a non-binding, advisory vote on the compensation of our Named Executive Officers this year. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies, and practices described in this Proxy Statement.
Stockholders are urged to read the section titled “Executive Compensation,” which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our Named Executive Officers. Our Compensation Committee and Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the Named Executive Officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our Board of Directors and Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.
Vote Required
The approval, on an advisory basis, of the compensation of our Named Executive Officers requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that are voted “FOR” or “AGAINST” the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers.

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EXECUTIVE OFFICERS
The following sets forth certain information regarding our executive officers as of March 31, 2025. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors.

Name	Age	Position
Brian Armstrong	42	Chairman of the Board of Directors & Chief Executive Officer
Emilie Choi	46	President & Chief Operating Officer
Alesia Haas	48	Chief Financial Officer
Paul Grewal	53	Chief Legal Officer & Secretary
Lawrence Brock	53	Chief People Officer
Brian Armstrong’s biography is set forth above in the section titled “Board of Directors and Corporate Governance—Nominees for Director.”

Emilie Choi has served as our Chief Operating Officer since June 2019 and our President since November 2020. Ms. Choi previously served as our Vice President of Business, Data and International, from March 2018 to June 2019. From December 2009 to March 2018, Ms. Choi served as the Vice President & Head of Corporate Development for LinkedIn Corporation, a professional networking site and, following its acquisition in December 2016, a subsidiary of Microsoft Corporation, a software company. From August 2007 to December 2009, Ms. Choi served in various positions at Warner Bros. Entertainment Inc., a mass media and entertainment company, including as Director of Digital Business Strategy and Operations and Manager of Corporate Business Development and Strategy. Ms. Choi has served as a member of the board of directors of Okta, Inc., an identity and access management company, since August 2022. Ms. Choi previously served as a member of the board of directors of ZipRecruiter, Inc., a jobs marketplace, from May 2021 to August 2022, Naspers Limited, a global internet group, from April 2017 to August 2021, and Prosus N.V., the international internet assets division of Naspers Limited, from April 2017 to August 2021. Ms. Choi holds a B.A. in Economics from the Johns Hopkins University and an M.B.A. from the Wharton School at the University of Pennsylvania.

Alesia Haas has served as our Chief Financial Officer since April 2018. Prior to joining us, Ms. Haas served as the Chief Financial Officer for Sculptor Capital Management, Inc. (formerly Och Ziff Capital Management Group LLC), a global institutional alternative asset manager, from December 2016 to April 2018. Prior to that, Ms. Haas served in various leadership positions at OneWest Bank, N.A., a commercial bank, from March 2009 until shortly after its acquisition by CIT Group Inc. in December 2015, including most recently as its Chief Financial Officer from January 2013 until the acquisition. Ms. Haas has served as a member of the board of directors of ANGI Homeservices Inc., an internet services company, since September 2017, and Vimeo, Inc., a video software company, since May 2021. Ms. Haas previously served as a member of the board of directors of Sears Holding Corp., a retail holding company, from February 2016 to December 2016. Ms. Haas holds a B.S. in Business Administration from California Polytechnic State University, San Luis Obispo.

Paul Grewal has served as our Chief Legal Officer & Secretary since August 2020. Prior to joining us, Mr. Grewal served as Vice President & Deputy General Counsel of Meta Platforms, Inc. (formerly known as Facebook, Inc.), a social technology company, from June 2016 to August 2020. From December 2010 to June 2016, Mr. Grewal served as a U.S. Magistrate Judge for the U.S. District Court of the Northern District of California. Mr. Grewal was previously a partner at Howrey LLP, a global law firm, and served as a Judicial Law Clerk for the U.S. Court of Appeals for the Federal Circuit and the U.S. District Court for the Northern District of Ohio. Mr. Grewal currently serves on the board of directors of a privately held company and multiple nonprofit organizations. Mr. Grewal holds a S.B. in Civil and Environmental Engineering from the Massachusetts Institute of Technology and a J.D. from the University of Chicago Law School.

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Lawrence Brock has served as our Chief People Officer since February 2019. Prior to joining us, Mr. Brock served as Senior Managing Director and Chief People Officer at Citadel LLC, a hedge fund, from April 2016 to March 2019. From April 2008 to April 2016, Mr. Brock served as Vice President of Global Talent Group and People Infrastructure for Red Hat, Inc., a global open-source software company. Mr. Brock holds a B.A. in Business Administration from the University at Albany, SUNY and an M.B.A. from Georgia State University’s J. Mack Robinson College of Business.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the philosophy, objectives and structure of our compensation program for our Chief Executive Officer, our Chief Financial Officer and our other three executive officers during the year ended December 31, 2024. We refer to these individuals as our “Named Executive Officers”:

Brian Armstrong	Chairman of the Board of Directors & Chief Executive Officer
Emilie Choi	President & Chief Operating Officer
Alesia Haas	Chief Financial Officer
Paul Grewal	Chief Legal Officer & Secretary
Lawrence Brock	Chief People Officer
2024 Highlights
During 2024, we made progress on our goals of driving revenue growth, crypto utility, and regulatory clarity. We advanced the crypto economy by deepening institutional adoption, scaling international growth, and expanding real-world utility. Our investments in core products like derivatives and Coinbase One, as well as our focus on global expansion, drove revenue growth, while innovations such as USDC rewards showcased the power of onchain finance. For the year ended December 31, 2024, our total net revenue was $6.3 billion, net income was $2.6 billion and Adjusted EBITDA was $3.3 billion. See Appendix A to this Proxy Statement for a definition of Adjusted EBITDA, which is a non-GAAP financial measure, and a full reconciliation to the most directly comparable financial measure stated in accordance with GAAP.
Going forward, we believe that we are well-positioned to drive revenue growth across all macroeconomic environments, and we remain committed to advancing regulatory clarity.
Compensation Policies and Practices
Our Compensation Committee regularly reviews best practices in executive compensation and evaluates our executive compensation program on at least an annual basis to ensure that it is consistent with our near-term and long-term goals. The following highlights aspects of our executive compensation policies and practices:

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What We Do	What We Don’t Do
•Maintain an independent and experienced compensation committee	•No pension plans or supplemental executive retirement plans

•Maintain an independent compensation committee advisor	•No hedging of our stock

•A significant portion of compensation is performance-based or variable and not guaranteed	•No pledging of our stock without prior approval by our Chief Legal Officer

•Pay-for-performance philosophy and culture	•No discounted stock option awards

•Conduct annual reviews of Named Executive Officer compensation	•No single-trigger change in control arrangements

•Regularly assess risks of our compensation program	•No excessive perquisites

•Emphasize long-term equity compensation	•No excise tax gross-ups

•Double-trigger change in control agreements

•Require executive officers to trade through Rule 10b5-1 plans

•Maintain a compensation recovery policy to ensure accountability
Compensation Philosophy
Our compensation philosophy is to provide a competitive compensation package that allows us to attract and retain talented individuals who we believe will enable us to achieve our near-term and long-term strategic objectives, while simultaneously creating long-term value for our stockholders. Consistent with our philosophy, our executive compensation program is designed to achieve the following objectives:
•attract, retain, and motivate talented executive officers whose skills, experience and performance are critical to our long-term success and achievement of our financial and strategic objectives;
•encourage our executive officers to reinforce our values, which include, among others, clear communication, positive energy, continuous learning, and efficient execution;
•align compensation incentives to performance and the interests of our stockholders;
•reward our executive officers for their experience and performance and motivate them to achieve our long-term strategic goals; and
•ensure that our total compensation is fair, reasonable, and competitive.
We believe our executive compensation program, as developed and implemented and as presented in this Proxy Statement, achieves these objectives.
Compensation Model
Our executive compensation program is designed to focus our executives on the long-term performance of the Company. Our program is simple: we offer a competitive base salary and deploy equity awards that vest over a multi-year period as the primary pay-for-performance and incentive vehicle. Our executive equity program serves to link our executives’ long-term compensation outcomes to company performance and therefore to the interests of our stockholders over time. Our executive compensation program provides that each Named Executive Officer is eligible to receive new equity

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awards on an annual basis. In order to further emphasize our focus on long-term stockholder value creation, we do not offer an annual cash bonus to our Named Executive Officers.
2024 Compensation Overview
Our Compensation Committee reviews compensation for our Named Executive Officers on an annual basis. At the 2022 annual meeting of stockholders, our say-on-pay proposal received over 99% support from stockholders. As such, the Compensation Committee decided to keep the 2024 compensation program largely the same as the 2023 compensation program. In 2024, the main vehicles we continued to use to compensate our executives were base salary and equity awards. To continue to closely align our executives’ incentives with those of our stockholders, we granted annual equity awards to all of our Named Executive Officers, except for our Chief Executive Officer, under our long-term incentive program in 2024. We provide additional details below with respect to these grants under “—Equity Compensation: RSU Awards to Named Executive Officers.” We did not grant equity awards to Mr. Armstrong in 2024. We believe that Mr. Armstrong has existing competitive equity holdings from awards that were granted to him in prior years, and such holdings (i) continue to be eligible to vest over several years with respect to the 2020 CEO Performance Award (as defined below), and (ii) continue to closely align his incentives with those of our stockholders. We provide additional details below with respect to the 2020 CEO Performance Award under “—Equity Compensation: 2020 CEO Performance Award.”
Cash Compensation
We use base salary to provide a fixed amount of cash compensation for our Named Executive Officers. Named Executive Officers are not eligible for an annual cash bonus. Given this design, we position base salary for our executives at competitive market levels for total cash compensation. Our program features less differentiation across executives for cash compensation. Instead, we use equity compensation as the primary differentiator across executives and to align long-term executive incentives with those of our stockholders.
After considering market data for each position and with an aim to create consistency across the management team with respect to cash compensation, the Compensation Committee determined the 2024 base salaries set forth below, which are unchanged from 2023.

Named Executive Officer	Position	2024 Base Salary ($)
Brian Armstrong	Chairman of the Board of Directors & Chief Executive Officer	1,000,000
Emilie Choi	President & Chief Operating Officer	875,000
Alesia Haas	Chief Financial Officer	730,000
Paul Grewal	Chief Legal Officer & Secretary	730,000
Lawrence Brock	Chief People Officer	730,000
Equity Compensation: Awards to Named Executive Officers
Each year our Named Executive Officers have the opportunity to receive new equity awards. In order to provide an equity program with a balance of risk and reward opportunity and increased stockholder alignment, the Compensation Committee determined to use RSUs with a three-year vesting period for 2024 equity awards to our Named Executive Officers other than the Chief Executive Officer. The magnitudes of equity awards granted to our Named Executive Officers other than the Chief Executive Officer were based on a review of market data from our peer group, and take into account individual executive performance, with a goal of providing a competitive market position and incentives for our Named Executive Officers to maintain a focus on long-term growth and company achievements. Accordingly, in February 2024, we granted RSUs to all our Named Executive Officers, except for our Chief Executive Officer, under our long-term incentive program as set forth below. The RSUs vest in equal quarterly installments over three years, with the first vesting date occurring on February 20, 2024, subject to the recipient’s continued service with us on each vesting date.

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Named Executive Officer	Position	Number of RSUs Granted (#)
Emilie Choi	President & Chief Operating Officer	140,854
Alesia Haas	Chief Financial Officer	70,427
Paul Grewal	Chief Legal Officer & Secretary	52,820
Lawrence Brock	Chief People Officer	52,820
Equity Compensation: 2023 COO Performance Award
In recognition of Ms. Choi’s demonstrated and ongoing critical contributions to the success of Coinbase and in order to incentivize, reward and retain Ms. Choi with a competitive pay structure that aligns her pay with our long-term performance, in April 2023, the Compensation Committee granted Ms. Choi an award of performance RSUs covering a target of 401,983 shares of our Class A common stock and up to a maximum of 803,966 shares of our Class A common stock (the “2023 COO Performance Award”). The number of shares that Ms. Choi can earn pursuant to the 2023 COO Performance Award is based on achievement of the following three performance metrics:
•Revenue: Up to 20% of the 2023 COO Performance Award is subject to vesting based upon achievement of certain cumulative revenue target values for the period commencing on January 1, 2023 and ending on December 31, 2025 (the “Performance Period”), subject to Ms. Choi’s continued employment through February 20, 2026.
•Adjusted EBITDA: Up to 20% of the 2023 COO Performance Award is subject to vesting based upon achievement of certain cumulative adjusted EBITDA target values, for the Performance Period, subject to Ms. Choi’s continued employment through February 20, 2026.
•Relative Shareholder Return: Up to 60% of the 2023 COO Performance Award is subject to vesting in 20% tranches based upon a relative shareholder return target value for the three annual periods between January 1, 2023 and December 31, 2025 (with vesting for each tranche capped at target achievement), subject to Ms. Choi’s continued employment through each of January 15, 2024, 2025 and 2026, respectively, with threshold achievement set at the 35th percentile of the S&P 500 Index, target achievement set at the 55th percentile of the S&P 500 Index, and maximum achievement set at the 75th percentile of the S&P 500 Index. On January 15, 2026, subject to Ms. Choi’s continued employment through such date, our total relative shareholder return for the full Performance Period will be evaluated, and each applicable tranche of the 2023 COO Performance Award that vests on the basis of relative shareholder return will be adjusted (up to the maximum degree of achievement for each such tranche), such that the achievement of each annual tranche that vests on the basis of relative shareholder return is at least equal to the degree of achievement during the full Performance Period.
The Compensation Committee chose rigorous performance metrics and set achievement levels for those metrics in such a manner as to be challenging to attain. We are not disclosing actual threshold, target or maximum achievement figures for revenue and adjusted EBITDA as these amounts represent confidential financial information, the disclosure of which would result in competitive harm.
On January 15, 2024, 80,396 shares of Class A common stock, which represented 20% of the 2023 COO Performance Award, vested at target value (due to the application of the cap on vesting for the 2023 tranche), based on our achievement of relative shareholder returns at the 99th percentile of the S&P 500 Index. On January 15, 2025, 80,396 shares of Class A common stock, which represented 20% of the 2023 COO Performance Award, vested at target value (due to the application of the cap on vesting for the 2024 tranche), based on our achievement of relative shareholder returns at the 98th percentile of the S&P 500 Index.

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The award agreement governing the 2023 COO Performance Award supersedes any benefits Ms. Choi may otherwise be entitled to under the COC Policy (as defined below) with respect to the 2023 COO Performance Award. For more information, see the section below titled “—Compensation Tables—Potential Payments Upon Termination or Change of Control as of December 31, 2024.”
Equity Compensation: 2020 CEO Performance Award
In May 2020, following review of Mr. Armstrong’s existing equity incentive awards, the Board of Directors, with participation by every independent director, began preliminary discussions regarding potential structures of long-term incentives to ensure that Mr. Armstrong’s interests remain aligned with those of the Company. In August 2020, after several months of deliberation led by the Compensation Committee, which engaged independent legal counsel to advise it in connection with such activities, and with input from Semler Brossy (our independent compensation consultant), the Board of Directors, with participation by every independent director, granted Mr. Armstrong an equity-based performance award (the “2020 CEO Performance Award”). We believe the 2020 CEO Performance Award serves to align Mr. Armstrong’s interests with those of our stockholders by creating a strong and visible link between Mr. Armstrong’s incentives and the Company’s long-term performance.
The 2020 CEO Performance Award consists of a 10-year term stock option to purchase 9,293,911 shares of our Class A common stock, which was equivalent to 3.8% of the issued and outstanding shares of our common stock at the time of grant. The award has an exercise price of $23.46 per share, which the Board of Directors determined was equal to the fair market value of our Class A common stock on the date of grant. The stock option is earned upon the achievement of performance conditions based on the Class A common stock price targets set forth in the table below during the 10-year term of the stock option based on the volume weighted average price of our Class A common stock as reported on Nasdaq at or above the price target for 60 consecutive trading days at any time during the term of the award, and upon certification by the Compensation Committee of the achievement of the stock price targets. Vesting may occur sequentially or concurrently. To the extent that the stock price targets are not met during the term of the 2020 CEO Performance Award, all unvested shares subject to the 2020 CEO Performance Award will be forfeited. Except under limited circumstances, Mr. Armstrong must continue to lead the Company as our Chief Executive Officer at the time each stock price target milestone is met in order for the corresponding tranche to vest. The stock option award agreement governing the 2020 CEO Performance Award supersedes any benefits Mr. Armstrong may otherwise be entitled to under the COC Policy with respect to the 2020 CEO Performance Award. For more information see the section below titled “—Compensation Tables—Potential Payments Upon Termination or Change of Control as of December 31, 2024.”
We believe the performance conditions associated with the 2020 CEO Performance Award are extremely rigorous and appropriately align Mr. Armstrong’s incentives with the interests of our stockholders. The award only began vesting after approximately 750% stock price growth from the exercise price, and does not fully vest until approximately 1,600% stock price growth.
The Compensation Committee does not anticipate making additional equity awards to Mr. Armstrong during the 10-year term of the 2020 CEO Performance Award, although it reserves the authority to do so should it determine doing so would be in the best interest of our stockholders.
The number of shares underlying the stock options that vest upon achievement of each of the stock price targets is shown in the table below. The first tranche of the 2020 CEO Performance Award was achieved on July 8, 2021 and the second tranche was achieved on February 4, 2025.

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Tranche	Vesting Percentage (%)	Number of Shares Underlying the Option (#)	Achievement Date
$200 per share	34.0	3,159,930	7/8/2021
$240 per share	13.2	1,226,796	2/4/2025
$280 per share	13.2	1,226,796	—
$320 per share	13.2	1,226,796	—
$360 per share	13.2	1,226,797	—
$400 per share	13.2	1,226,796	—
Our Compensation-Setting Process
Role of the Board of Directors and the Compensation Committee
Our Compensation Committee has the overall responsibility for overseeing our compensation and benefits policies and practices applicable to all our employees as well as all aspects of our executive compensation programs, including executive salaries, payouts under any bonus plans, the size and structure of equity awards and any executive perquisites. In carrying out its responsibilities, our Compensation Committee evaluates our compensation policies and practices for alignment with our executive compensation philosophy, develops compensation-related strategies, makes decisions that it believes further our philosophy and align with compensation best practices and reviews the performance of our Named Executive Officers when making decisions about their compensation. The Compensation Committee discusses and makes decisions with respect to our Chief Executive Officer’s compensation after considering the recommendations of Semler Brossy and, with respect to our other Named Executive Officers’ compensation, after considering input from applicable members of management (as discussed below) as well as the recommendations of Semler Brossy.
Role of Compensation Consultant
Pursuant to its charter, the Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. Semler Brossy supports the Compensation Committee by providing guidance regarding the amount and types of compensation that we provide to our Named Executive Officers, how our compensation practices compare to the compensation practices of other similarly situated technology companies, and other compensation-related matters. Semler Brossy reports directly to the Compensation Committee, although Semler Brossy may meet with members of management for the purposes of gathering information on proposals that management may make to the Board of Directors.
The Compensation Committee has the sole authority to engage and terminate Semler Brossy’s services, as well as to approve its compensation. Semler Brossy makes recommendations to the Compensation Committee but has no authority to make compensation decisions on behalf of the Compensation Committee or the Company. During 2024, Semler Brossy reported to the Compensation Committee and had direct access to the chairperson and the other members of the Compensation Committee. Beyond data and advice related to director and executive compensation matters and employee equity plan design, Semler Brossy did not provide other services to us in 2024.
The Compensation Committee conducted a specific review of its relationship with Semler Brossy in 2024 and determined that Semler Brossy’s work for the Compensation Committee did not raise any conflicts of interest. Semler Brossy’s work has conformed to the independence factors and guidance provided by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the SEC and Nasdaq.

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Role of Management
To aid the Compensation Committee in its responsibilities, our Chief Executive Officer, President & Chief Operating Officer, and Chief People Officer develop compensation recommendations for the other Named Executive Officers. The Chief Executive Officer makes compensation recommendations for the President & Chief Operating Officer, and the Chief Executive Officer and President & Chief Operating Officer make compensation recommendations for the Chief People Officer. The Compensation Committee gives considerable weight to the recommendations of the Chief Executive Officer, the President & Chief Operating Officer and the Chief People Officer’s performance evaluations of the other Named Executive Officers because they have direct knowledge of the criticality of the work, performance and contributions of the other Named Executive Officers. No Named Executive Officer participated directly in the final deliberations or determinations regarding his or her own compensation package.
Use of Comparative Market Data
When considering executive compensation decisions, the Compensation Committee believes it is important to be informed as to current compensation practices of comparable publicly held companies, especially to understand the demand and competitiveness for attracting and retaining an individual with each Named Executive Officer’s specific expertise and experience. The Compensation Committee assessed the competitiveness of each element of the Named Executive Officers’ total direct compensation, against the compensation peer group, as discussed below. This is one factor that the Compensation Committee and Board of Directors considers when it sets pay levels for the Named Executive Officers.
In developing this compensation peer group, the Compensation Committee engaged Semler Brossy to assist in its review and considered several factors, including:
•Actual experience in the talent market (e.g., companies from which we source and potentially lose executive talent);
•Scale and complexity (using revenue and market capitalization); and
•Company business characteristics (e.g., comparably sized high-growth technology companies).
Based on these factors and the recommendation of Semler Brossy, the Compensation Committee selected the following compensation peer group for 2024. The peer group was updated year-over-year to remove certain companies that no longer fit our screening criteria and to add companies more similar to ours in terms of scale. In consultation with Semler Brossy, the Compensation Committee removed Peloton Interactive, Inc. and Roku, Inc. from our compensation peer group and added Robinhood Markets, Inc. and Shopify Inc.

Airbnb	Palo Alto Networks	Splunk
Block	Pinterest	The Trade Desk
DocuSign	Robinhood	Twilio
DoorDash	Shopify	Workday
Dropbox	Snap	Zoom
Intuit	Snowflake
While we do not establish compensation levels solely based on a review of competitive data and do not directly tie any pay elements to particular benchmarks within our compensation peer group, we believe market data (including executive and director pay levels, program structure, equity awards, and other benefits structures) is a meaningful input to our compensation policies and practices to attract and retain qualified executive officers.

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Compensation Risk Oversight and Assessment
Our Compensation Committee reviews and discusses with management the risks arising from our compensation philosophy and practices generally applicable to our employees, including our Named Executive Officers, to determine whether they encourage excessive risk-taking and to evaluate compensation policies and practices that could mitigate such risks. Based on conversations with management and Semler Brossy’s review, the Compensation Committee concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse impact on us.
Other Compensation Information
Welfare and Other Benefits
Our Named Executive Officers have the opportunity to participate in the same benefits programs offered to all U.S. employees. We provide health, dental, vision, life and disability insurance benefits to our Named Executive Officers, on the same terms and conditions as provided to all other eligible U.S. employees.
We also sponsor a broad-based 401(k) plan intended to provide eligible U.S. employees with an opportunity to defer eligible compensation up to certain annual limits, and match 50% of the first 6% of eligible compensation contributed to the plan by eligible employees. As a tax-qualified retirement plan, contributions (if any) made by us are deductible by us when made, and contributions and earnings on those amounts are generally not taxable to the employees until withdrawn or distributed from the 401(k) plan. Our Named Executive Officers are eligible to participate in our employee benefit plans, including our 401(k) plan and match, on the same basis as our other employees.
We believe these benefits are consistent with the broad-based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining talented and experienced executive officers.
In addition to the employee benefits described above, ensuring the safety and security of our employees, including our Named Executive Officers, is highly important to us. We may provide personal security services, including certified protection officers, secure lodging and residential security to our Named Executive Officers as our security team deems appropriate. We do not consider these risk-based security measures to be personal benefits, but rather, reasonable and necessary expenses for the benefit of our Company and our stockholders. In 2024, Mr. Armstrong and Ms. Choi received personal security services. The aggregate incremental cost of the personal security services provided to each such Named Executive Officer is reported in the 2024 Summary Compensation Table below. From time to time, in the future, we may provide personal security services to our other Named Executive Officers. We believe that these benefits are consistent with our overall executive compensation program, enable us to attract and retain talented and experienced executive officers, and motivate stockholder value creation. Our Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our Named Executive Officers. Based on these periodic reviews, perquisites may be awarded or adjusted on an individual basis.
Executive Employment Agreements
Each of our Named Executive Officers has entered into a written, at-will employment letter agreement with us. These agreements set forth the terms and conditions of employment for our Named Executive Officers, including continued payment of such executive’s annual base salary, subject to periodic review. The agreements have no specific term and provide for at-will employment. We do not currently provide annual cash bonuses to our Named Executive Officers.

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Post-Employment Compensation
Each of our Named Executive Officers has also entered into a participation agreement pursuant to which he or she has become a beneficiary of our Change of Control and Severance Policy, as amended and restated (the “COC Policy”), which provides for payments and benefits to the Named Executive Officer upon certain qualifying terminations, including in connection with a change of control. For more information, see the section titled “—Compensation Tables—Potential Payments Upon Termination or Change of Control as of December 31, 2024.”
Other Compensation Policies
Insider Trading Policies and Procedures
We have adopted insider trading policies and procedures that govern the purchase, sale, and other dispositions of our securities by our directors, officers, employees, contractors, advisors, and consultants, and by Coinbase itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations and the listing standards of Nasdaq (the “Insider Trading Policy”). A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report.
Rule 10b5-1 Trading Plans
It is common for directors and executive officers of publicly traded companies to enter into Rule 10b5-1 plans adopted pursuant to Rule 10b5-1 of the Exchange Act, and our Insider Trading Policy and Trading Plan Policy require that each of our directors, executive officers and other members of our executive team conduct any open market sales or purchases of our securities only through use of such a plan. Under Rule 10b5-1, insiders can buy and sell our stock over a designated period by adopting pre-arranged stock trading plans at a time when they are not aware of material nonpublic information about us, and thereafter trade shares of our Class A common stock in accordance with the terms of their predetermined stock trading plans without regard to whether or not they are in possession of material nonpublic information about us at the time of the sale. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by an individual when entering into the plan, without further direction from the individual while the plan is in effect. Under our Trading Plan Policy, our directors, executive officers and other executive team members may only materially amend or terminate their Rule 10b5-1 plans under specified circumstances, including during an open trading window and while not in possession of material nonpublic information, and changes to such Rule 10b5-1 plans only take effect following a specified “cooling off” period.
Derivatives Trading, Hedging, and Pledging Policies
Pursuant to our Insider Trading Policy, we prohibit our employees, including our Named Executive Officers, and members of our Board of Directors, among others, from speculating in our equity securities, including through the use of short sales, “sales against the box” or any equivalent transaction involving our equity securities. In addition, such individuals may not engage in any other hedging transactions, such as zero cost collars, forward sale contracts, and other similar or related arrangements, with respect to the securities that they hold.
We also prohibit the pledging of our common stock by our officers (as defined in Rule 16a-1(f) under the Exchange Act), including Named Executive Officers and members of our Board of Directors, unless approved by our Chief Legal Officer.
Equity Award Grant Practices
We grant equity awards on an annual basis and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of employment, promotion, or the closing of an acquisition. We do not grant awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

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Compensation Recovery Policy
We have adopted a compensation recovery policy (the “Compensation Recovery Policy”) intended to comply with applicable SEC rules and Nasdaq listing standards. The Compensation Recovery Policy is administered by our Compensation Committee (in such capacity, the “Administrator”) and enables us to recover from current and former officers, and such additional employees as may be identified by the Administrator from time to time, incentive-based compensation (as defined in the Compensation Recovery Policy) in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under federal securities laws. A copy of our Compensation Recovery Policy is filed as Exhibit 97.1 to our Annual Report.
Tax and Accounting Considerations
Deductibility of Executive Compensation. The Compensation Committee generally takes into consideration the tax implications to Coinbase of our Named Executive Officer compensation program, including with respect to the tax deductibility of compensation paid under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). While our Compensation Committee may consider the deductibility of equity awards, cash and other compensation as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. In addition to considering the tax consequences, our Compensation Committee generally considers the accounting implications of its decisions, including the impact of expenses being recognized in connection with equity-based awards, in determining the size and form of different equity-based awards.
Taxation of Parachute Payments. We do not provide, and have no obligation to provide, any executive officer, including any Named Executive Officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe because of the application of Section 280G, 4999 or 409A of the Code. If any of the payments or benefits provided for under the COC Policy or otherwise payable to a Named Executive Officer would constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax, he or she would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the Named Executive Officer.
Accounting Treatment. The Compensation Committee considers accounting implications when designing compensation plans and arrangements for our Named Executive Officers and other employees. Chief among these is ASC 718, the standard which governs the accounting treatment of certain stock-based compensation. Among other things, ASC 718 requires us to record a compensation expense in our income statement for all equity awards granted to our Named Executive Officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.

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Report of the Compensation Committee
This report of the Compensation Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”) or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024.
Submitted by the Compensation Committee
Fred Wilson, Chairperson
Kelly A. Kramer
Gokul Rajaram

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Compensation Tables
2024 Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by or paid to each of our Named Executive Officers for all services rendered in all capacities during the years ended December 31, 2022, 2023, and 2024. Mr. Brock was not a Named Executive Officer in 2022, so summary compensation information is only provided for 2023 and 2024.

Name and Principal Position	Year(1)	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)		Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Brian Armstrong Chairman of the Board of Directors & Chief Executive Officer	2024	1,000,000	—		—		—	6,235,090	(3)	7,235,090
	2023	1,000,000	—		—		—	3,704,800	(4)	4,704,800
	2022	1,000,000	—		—		—	6,465,350	(5)	7,465,350
Emilie Choi President & Chief Operating Officer	2024	875,000	—		19,999,859		—	81,530	(6)	20,956,389
	2023	875,000	—		29,834,049	(7)	7,480,527	35,037	(8)	38,224,613
	2022	873,958	62,499	(9)	9,870,254		12,600,325	92,926	(10)	23,499,963
Alesia Haas Chief Financial Officer	2024	730,000	—		9,999,930		—	3,450	(11)	10,733,380
	2023	730,000	—		—		—	3,300	(11)	733,300
	2022	729,125	—		4,935,031		6,300,115	3,050	(11)	11,967,321
Paul Grewal Chief Legal Officer & Secretary	2024	730,000	—		7,499,912		—	3,450	(11)	8,233,362
	2023	730,000	—		2,267,167		2,244,146	3,300	(11)	5,244,613
	2022	729,125	—		2,960,942		3,780,031	3,050	(11)	7,473,148
Lawrence Brock Chief People Officer	2024	730,000	—		7,499,912		—	3,450	(11)	8,233,362
	2023	730,000	—		2,267,167		2,244,146	3,300	(11)	5,244,613
(1)Compensation information is provided only for years in which the executive was designated a Named Executive Officer. Named Executive Officers may each elect their salary, or a portion thereof, to be in the form of crypto assets.
(2)The amounts in these columns represent the grant date fair value of the stock awards and stock options granted to our Named Executive Officers during the years ended December 31, 2022, 2023, and 2024, as applicable, as computed in accordance with ASC 718. These amounts reflect the accounting cost for these stock awards and stock options and do not represent the actual economic value that may be realized by the Named Executive Officer from the stock award or the stock option. For information on the assumptions used to calculate the grant date fair value of the stock awards, refer to Note 18 to our consolidated financial statements included in our 2023 Annual Report. For more information on equity awards granted to all of our Named Executive Officers, see the “2024 Grants of Plan-Based Awards Table” below.
(3)The amount reported represents costs related to personal security measures for Mr. Armstrong in 2024.
(4)The amount reported represents costs related to personal security measures for Mr. Armstrong in 2023.
(5)The amount reported represents (i) $6,341,879 in costs related to personal security measures for Mr. Armstrong and (ii) $123,471 in legal fees paid in 2022 in connection with a 2021 HSR filing.
(6)The amount reported represents (i) Section 401(k) Plan matching contributions of (i) $3,450 and (ii) $78,080 in costs related to personal security measures for Ms. Choi in 2024.
(7)The amount reported includes $22,276,787, which represents the grant date fair value of the 2023 COO Performance Award assuming the probable outcome of the performance conditions at the time of grant (i.e., based on target performance). If the 2023 COO Performance Award were instead based on the maximum outcome of the performance conditions, the total amount for the 2023 COO Performance Award reported would be $44,553,574.
(8)The amount reported represents (i) Section 401(k) Plan matching contributions of $3,300 and (ii) $31,737 in costs related to personal security measures for Ms. Choi in 2023.
(9)The amount reported reflects a signing bonus received by Ms. Choi pursuant to her employment agreement.

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(10)The amount reported represents (i) Section 401(k) Plan matching contributions of $3,050 and (ii) $89,876 in costs related to personal security measures for Ms. Choi paid in 2022.
(11)The amount reported represents Section 401(k) Plan matching contributions.
2024 Grants of Plan-Based Awards Table
The following table provides information concerning each grant of an award made to the Named Executive Officers during the year ended December 31, 2024.

			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock Awards ($)(1)
Name	Type of Award	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Brian Armstrong	—	—	—	—	—	—	—	—	—
Emilie Choi	RSU(2)	2/10/24	—	—	—	140,854	—	—	19,999,859
Alesia Haas	RSU(2)	2/10/24	—	—	—	70,427	—	—	9,999,930
Paul Grewal	RSU(2)	2/10/24	—	—	—	52,820	—	—	7,499,912
Lawrence Brock	RSU(2)	2/10/24	—	—	—	52,820	—	—	7,499,912
(1)The amount reported in this column represents the grant date fair value of the award as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the award reported in this column are set forth in Note 2 to the audited consolidated financial statements included in our Annual Report. Note that the amounts reported in this column reflect the accounting cost for the applicable award, and do not correspond to the actual economic value that may be received by our Named Executive Officer from such award.
(2)Each RSU award vests and settles in equal quarterly installments over three years, with the first 1/12th vesting on February 20, 2024, until the award is fully vested on November 20, 2026, in each case subject to continued service on each vesting date.

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Outstanding Equity Awards at 2024 Fiscal Year-End Table
The following table provides information on outstanding equity awards held by our Named Executive Officers as of December 31, 2024.

				Option Awards					Stock Awards
Name	Grant Date(1)		Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)(2)
Brian Armstrong	10/31/2019	(3)	6/3/2019	2,753,924	—	—	18.71	10/30/2029	—	—	—	—
	8/11/2020	(4)	—	3,159,930	—	6,133,981	23.46	8/10/2030	—	—	—	—
Emilie Choi	5/1/2018	(5)	3/5/2018	110,000	—	—	6.97	4/30/2028	—	—	—	—
	10/31/2019	(6)	6/3/2019	774,332	—	—	18.71	10/30/2029	—	—	—	—
	2/9/2022	(7)	2/20/2022	133,539	—	—	214.50	2/9/2032	—	—	—	—
	2/5/2023	(8)	11/20/2022	185,391	—	—	74.63	2/5/2033	—	—	—	—
	2/5/2023	(9)	11/20/2022	—	—	—	—	—	44,665	11,090,320	—	—
	4/20/2023	(10)	—	—	—	—	—	—	—	—	321,587	79,850,052
	2/10/2024	(11)	11/20/2023	—	—	—	—	—	93,903	23,316,115	—	—
Alesia Haas	5/1/2018	(12)	4/17/2018	617,668	—	—	6.97	4/30/2028	—	—	—	—
	4/29/2020	(13)	1/1/2020	78,433	—	—	18.13	4/28/2030	—	—	—	—
	2/9/2022	(7)	2/20/2022	66,769	—	—	214.50	2/9/2032	—	—	—	—
	2/10/2024	(11)	11/20/2023	—	—	—	—	—	46,951	11,657,933	—	—
Paul Grewal	9/21/2020	(14)	8/31/2020	241,722	—	—	26.26	9/20/2030	—	—	—	—
	11/23/2020	(14)	8/31/2020	185,304	—	—	28.71	11/22/2030	—	—	—	—
	2/9/2022	(7)	2/20/2022	40,061	—	—	214.50	2/9/2032	—	—	—	—
	2/5/2023	(8)	11/20/2022	55,617	—	—	74.63	2/5/2033	—	—	—	—
	2/5/2023	(9)	11/20/2022	—	—	—	—	—	13,399	3,326,972	—	—
	2/10/2024	(11)	11/20/2023	—	—	—	—	—	35,213	8,743,388	—	—
Lawrence Brock	4/17/2019	(14)	2/25/2019	3	—	—	17.87	4/16/2029	—	—	—	—
	2/9/2022	(7)	2/20/2022	20,498	—	—	214.50	2/9/2032	—	—	—	—
	2/5/2023	(8)	11/20/2022	19,878	—	—	74.63	2/5/2033	—	—	—	—
	2/5/2023	(9)	11/20/2022	—	—	—	—	—	13,399	3,326,972	—	—
	2/10/2024	(11)	11/20/2023	—	—	—	—	—	35,213	8,743,388	—	—
(1)Outstanding stock option and stock awards in this table with a grant date on or before July 17, 2019 were granted under our 2013 Amended and Restated Stock Plan (the “2013 Plan”) and are for shares of Class B common stock. Outstanding stock option and stock awards in this table with a grant date on or before April 1, 2021 were granted under our 2019 Equity Incentive Plan (the “2019 Plan”) and are for shares of Class A common stock. All awards granted after April 1, 2021 were granted under the 2021 Plan and are for shares of Class A common stock.
(2)Represents the market value of the shares underlying the stock awards not yet vested as of December 31, 2024, based on the closing price of our Class A common stock on The Nasdaq Global Select Market of $248.30 on December 31, 2024.
(3)Vests monthly at the rate of 1/48th of the shares of our Class A common stock underlying the stock option following the vesting commencement date, in each case subject to continued service on each vesting date. This stock option contains an early-exercise provision and is exercisable as to unvested shares, subject to our right of repurchase.
(4)Subject to milestone vesting: (a) 34% of the shares of our Class A common stock underlying the stock option vest upon the Company Stock Price (as defined below) reaching $200 per share and (b) 13.2% of the total shares underlying the stock option vest for each $40 increase in the Company Stock Price thereafter up to a maximum of $400, subject to certain adjustments and, in each case, subject to continued service as our Chief Executive Officer. For purposes of this stock option, “Company

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Stock Price” means the volume weighted average price of our Class A common stock as reported on The Nasdaq Global Select Market for 60 consecutive trading days at any time during the term of the option.
(5)Vests with respect to 1/4th of the shares of our Class B common stock underlying the stock option on the one-year anniversary of the vesting commencement date and the remaining 3/4th of the shares underlying the stock option vest in equal monthly installments over three years, in each case subject to continued service on each vesting date. This stock option contains an early-exercise provision and is exercisable as to unvested shares, subject to our right of repurchase.
(6)Vests monthly at the rate of 1/48th of the shares of our Class A common stock underlying the stock option following the vesting commencement date, in each case subject to continued service on each vesting date. This stock option contains an early-exercise provision and is exercisable as to unvested shares, subject to our right of repurchase.
(7)Vests in equal quarterly installments over three years, with the first 1/12th vesting on February 20, 2022, until the award is fully vested on November 20, 2024, in each case subject to continued service on each vesting date. This stock option contains an early-exercise provision and is exercisable as to unvested shares, subject to our right of repurchase.
(8)Vests in equal quarterly installments over three years, with the first 1/12th vesting on February 20, 2023, until the award is fully vested on November 20, 2025, in each case subject to continued service on each vesting date. This stock option contains an early-exercise provision and is exercisable as to unvested shares, subject to our right of repurchase.
(9)Vests and settles in equal quarterly installments over three years, with the first 1/12th vesting on February 20, 2023 until the award is fully vested on November 20, 2025, in each case subject to continued service on each vesting date.
(10)Based on the achievement of the goals at target (i.e., based on 100% performance). This award is subject to milestone vesting: (a) up to 40% of our Class A common stock underlying the stock award is subject to vesting based upon achievement of certain cumulative revenue and cumulative adjusted EBITDA target values, which are separately evaluated, for the period commencing on January 1, 2023 and ending on December 31, 2025, subject to continued service until February 20, 2026 and (b) up to 60% of our Class A common stock underlying the stock award is subject to vesting in 20% tranches based upon a relative shareholder return target value for the three annual periods between January 1, 2023 and December 31, 2025, subject to continued service through January 15, 2024, 2025 and 2026, respectively, with vesting during each annual tranche capped at target achievement and subject to adjustment (at up to maximum achievement) based on our relative shareholder return during the full period from January 1, 2023 to December 31, 2025. The tranche with respect to the annual period commencing January 1, 2023 and ending December 31, 2023 vested at target in January 2024 and is not included in the table above. Further information about the 2023 COO Performance Award is provided in the section titled “—Compensation Discussion and Analysis—Compensation Model—Equity Compensation: 2023 COO Performance Award.”
(11)Vests and settles in equal quarterly installments over three years, with the first 1/12th vesting on February 20, 2024 until the award is fully vested on November 20, 2026, in each case subject to continued service on each vesting date.
(12)Vests with respect to 1/4th of the shares of our Class B common stock underlying the stock option on the one-year anniversary of the vesting commencement date and the remaining 3/4th of the shares underlying the stock option vest in equal monthly installments over three years, in each case subject to continued service on each vesting date. This stock option contains an early-exercise provision and is exercisable as to unvested shares, subject to our right of repurchase.
(13)Vests monthly at the rate of 1/48th of the shares of our Class A common stock underlying the stock option following the vesting commencement date, in each case subject to continued service on each vesting date. This stock option contains an early-exercise provision and is exercisable as to unvested shares, subject to our right of repurchase.
(14)Vests with respect to 1/4th of the shares of our Class A common stock underlying the stock option on the one-year anniversary of the vesting commencement date and the remaining 3/4th of the shares underlying the stock option vest in equal monthly installments over three years, in each case subject to continued service on each vesting date. This stock option contains an early-exercise provision and is exercisable as to unvested shares, subject to our right of repurchase.

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2024 Stock Option Exercises and Stock Vested Table
The following table presents, for each of our Named Executive Officers, the number of shares of our common stock acquired upon the exercise of stock options or vesting and settlement of RSUs during the year ended December 31, 2024 and the aggregate value realized upon the exercise of stock options and the vesting and settlement of RSUs.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Brian Armstrong	—	—	—	—
Emilie Choi	534,181	142,113,591	189,154	35,412,914
Alesia Haas	—	—	32,047	7,336,764
Paul Grewal	160,000	29,013,573	93,843	21,484,214
Lawrence Brock	264,813	49,971,287	132,855	30,415,495
(1)The aggregate value realized upon the exercise of a stock option represents the difference between the aggregate market price of a share of our Class A common stock on the date of exercise and the aggregate exercise price of the stock option. Amounts shown are presented on an aggregate basis for all exercises that occurred during 2024.
(2)The aggregate value realized upon the vesting and settlement of an RSU is based on the closing price of a share of our Class A common stock on The Nasdaq Global Select Market on the date of vesting, and if the vesting day falls on a weekend or holiday, the trading day immediately prior to the date of vesting.

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Potential Payments Upon Termination or Change of Control as of December 31, 2024
Change of Control and Severance Policy
Each of our officers, including our Named Executive Officers, has entered into a participation agreement pursuant to which he or she is a beneficiary of our COC Policy. Pursuant to the COC Policy and their respective participation agreements, in the event that the Named Executive Officer is terminated without “cause” or resigns for “good reason” (a “Qualifying Termination”) within three months before, or 12 months following, a “change of control” of the Company (as such terms are defined in the COC Policy), he or she will be entitled to: (i) an amount equal to 12 months of his or her base salary at the rate in effect immediately prior to such termination, payable in a cash lump-sum, and (ii) to the extent the Named Executive Officer timely elects to receive continued coverage under our group-healthcare plans, we will pay the full amount of the participant’s premium payments for such continued coverage for a period ending on the earlier of (x) 12 months following the termination date and (y) the date that the Named Executive Officer becomes eligible for coverage under a subsequent employer’s group insurance plans. In addition, each of the Named Executive Officer’s outstanding equity awards will become vested and exercisable, as applicable, with respect to 100% of the underlying shares, with any performance criteria deemed achieved at the greater of 100% of target or actual projected performance. All such severance payments and benefits are subject to each Named Executive Officer’s execution of a general release of claims against us.
Additionally, in the event of a Qualifying Termination outside of the period three months before or 12 months after a “change of control” (as such terms are defined in the COC Policy), each of our Named Executive Officers will be entitled to (i) an amount equal to six months of his or her base salary at the rate in effect immediately prior to such termination, payable in a cash lump-sum and (ii) to the extent the Named Executive Officer timely elects to receive continued coverage under our group-healthcare plans, we will continue to pay the full amount of the participant’s premium payments for such continued coverage for a period ending on the earlier of (x) six months following the termination date and (y) the date that the Named Executive Officer becomes eligible for coverage under a subsequent employer’s group insurance plans. All such severance payments and benefits are subject to each Named Executive Officer’s execution of a general release of claims against us.
Change in Control Provisions of 2020 CEO Performance Award
Notwithstanding the above, with respect to Mr. Armstrong’s 2020 CEO Performance Award, the stock option award agreement governing the award supersedes any benefits Mr. Armstrong may otherwise be entitled to under the COC Policy with respect to the award. Pursuant to the 2020 CEO Performance Award, in the event of an acquisition (as defined in the stock option award agreement for the 2020 CEO Performance Award) of the Company, the stock price target milestones thereunder will instead be based on the consideration received per share by holders of our Class A common stock at the time of the closing of the acquisition, without giving effect to any contingent payments, effective immediately prior to the effective time of the acquisition transaction.
In the event of Mr. Armstrong’s termination without “cause,” resignation for “good reason” or death or “disability” (each as defined in the stock option award agreement), or in the event that we and Mr. Armstrong agree that he will serve as the Chairman of our Board of Directors and in an employee role other than Chief Executive Officer, a specified percentage of the unvested shares subject to the 2020 CEO Performance Award will remain outstanding and eligible to vest in accordance with the stock price target milestones with such specified percentage dependent on the length of service between the grant date of the 2020 CEO Performance Award and Mr. Armstrong’s service as Chief Executive Officer. In the event of a termination outside of these circumstances, all unvested shares at the time of the termination will be forfeited. To the extent vested and exercisable, shares subject to the 2020 CEO Performance Award may be exercised by Mr. Armstrong until the earlier of seven years following his termination, the expiration date of the 2020 CEO Performance Award or an acquisition of the Company. There will be no acceleration of vesting of the 2020 CEO Performance Award upon Mr. Armstrong’s termination (with or

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without cause), resignation (with or without good reason), death or disability, in the event of an acquisition or termination in connection with an acquisition.
Mr. Armstrong must hold any shares that he acquires pursuant to the 2020 CEO Performance Award for one year following the date on which such shares become vested or, if earlier, upon an acquisition of the Company, except to satisfy certain tax withholding obligations, or the 10-year term of the stock option.
Change in Control Provisions in 2023 COO Performance Award
Notwithstanding the above, with respect to Ms. Choi’s 2023 COO Performance Award, the award agreement governing the award supersedes any benefits Ms. Choi may otherwise be entitled to under the COC Policy with respect to the award. In the event that we are subject to a Corporate Transaction (as defined under the 2021 Plan) prior to the end of the Performance Period, then the total number of shares eligible to be received pursuant to the 2023 COO Performance Award will be pro-rated, and the threshold, target and maximum achievement values for the cumulative revenue and cumulative adjusted EBITDA performance factors will be adjusted to account for the pro-ration of the Performance Period. Thereafter, the degree of achievement of the cumulative revenue and cumulative adjusted EBITDA performance factors will be measured based on the degree of achievement as of the last day of the last full fiscal quarter prior to the closing of such Corporate Transaction. The degree of achievement of the relative shareholder return performance factor (with respect to the then-current measurement period and any adjusted vesting for prior measurement periods) will be measured based on the closing price in the Corporate Transaction, without giving effect to any contingent payments; any portion of the 2023 COO Performance Award that would vest based on achievement of the relative shareholder return performance factor for a measurement period that has not yet begun at the time of a Corporate Transaction shall be forfeited. Any vesting in connection with a Corporate Transaction will be subject to Ms. Choi’s continued service immediately prior to the closing of such Corporate Transaction.
In the event that Ms. Choi is terminated without “cause,” resigns for “good reason,” becomes “disabled” (each, as defined in the award agreement governing the 2023 COO Performance Award) or dies prior to the end of the Performance Period, then the total number of shares eligible to vest pursuant to the 2023 COO Performance Award will be pro-rated and the threshold, target and maximum achievement values for the cumulative revenue and cumulative adjusted EBITDA performance factors will be adjusted to account for the pro-ration of the Performance Period. Thereafter, the degree of achievement of the cumulative revenue and cumulative adjusted EBITDA performance factors will be measured based on the degree of achievement as of the last day of the last full fiscal quarter prior to the date of such termination. The degree of achievement of the relative shareholder return performance factor (with respect to the then-current measurement period and any adjusted vesting for prior measurement periods) will be measured based on a measurement period ending on the final trading date prior to such termination; any portion of the 2023 COO Performance Award that would vest based on achievement of the relative shareholder return performance factor for a measurement period that has not yet begun at the time of a qualifying termination shall be forfeited. Any vesting in connection with a qualifying termination will be subject to Ms. Choi’s execution of a release in favor of us.
Change in Control and Severance Table
The table below sets forth the amount of compensation payable to each Named Executive Officer upon (i) a Qualifying Termination, and (ii) a Qualifying Termination with or following a change of control of Coinbase, in each case in accordance with the COC Policy or, in the case of the 2020 CEO Performance Award and the 2023 COO Performance Award, the applicable award agreement governing such award. The amounts shown in the table below assume that such termination of employment and/or change of control was effective as of December 31, 2024, and thus are estimates of the amounts that would be paid out to the Named Executive Officers in such circumstances.

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	Upon a Qualifying Termination - No Change of Control					Upon a Qualifying Termination - Change of Control					Upon a Change of Control - No Qualifying Termination
	Cash Severance ($)(1)	Continuation of Medical Benefits ($)(2)	Value of Accelerated Vesting ($)(3)		Total ($)	Cash Severance ($)(1)	Continuation of Medical Benefits ($)	Value of Accelerated Vesting ($)(3)		Total ($)	Cash Severance ($)(1)	Continuation of Medical Benefits ($)	Value of Accelerated Vesting ($)		Total ($)
Brian Armstrong	500,000	4,974	—		504,974	1,000,000	9,947	—		1,009,947	—	—	—	(4)	—
Emilie Choi	437,500	15,532	208,637,925	(5)	209,090,957	875,000	31,064	208,637,925	(6)	209,543,989	—	—	208,637,925	(7)	208,637,925
Alesia Haas	365,000	14,166	—		379,166	730,000	28,332	11,657,933		12,416,265	—	—	—		—
Paul Grewal	365,000	14,452	—		379,452	730,000	28,904	15,290,028		16,048,932	—	—	—		—
Lawrence Brock	365,000	14,452	—		379,452	730,000	28,904	15,290,028		16,048,932	—	—	—		—
(1)The severance amount related to base salary was determined based on the base salaries in effect on December 31, 2024.
(2)The amounts were determined based on each Named Executive Officer’s premiums under our group healthcare plans on December 31, 2024.
(3)The value of accelerated vesting for stock options and RSUs is calculated based on the per share closing price of our Class A common stock on The Nasdaq Global Select Market on December 31, 2024 ($248.30) less, if applicable, the exercise price of each outstanding stock option. As noted above, Mr. Armstrong is not entitled to acceleration upon a qualifying termination of employment.
(4)As described above, for the 2020 CEO Performance Award, in the event of an acquisition, the degree of performance-based vesting would be determined based on the consideration received in the transaction (without taking into account any contingent consideration).
(5)As described above, for the 2023 COO Performance Award, in the event of a qualifying termination, the number of shares eligible to vest will be pro-rated and the threshold, target, and maximum achievement values for the cumulative revenue and cumulative adjusted EBITDA performance factors will be adjusted for the pro-rated performance period. Thereafter, achievement of the cumulative revenue and cumulative adjusted EBITDA performance factors will be based on the degree of achievement as of the end of the last full fiscal quarter prior to the termination. The degree of achievement of the relative shareholder return performance factor (with respect to the then-current measurement period and adjusted vesting for prior measurement periods) will be based on the period ending on the final trading date prior to the termination date; any portion that would vest based on relative shareholder return for a future measurement period shall be forfeited. For purposes of this table, we have assumed that target performance would be achieved, and the performance period has been pro-rated through December 31, 2024.
(6)As described above, for the 2023 COO Performance Award, in the event of a qualifying termination in connection with a corporate transaction, the treatment of the 2023 COO Performance Award will generally be the same as described in footnote 5 above (except that the degree of achievement of the performance metrics will be determined based on periods ending on the earlier of the termination date and the change of control date). For purposes of this table, we have assumed that target performance would be achieved, and the performance period has been pro-rated through December 31, 2024.
(7)As described above, for the 2023 COO Performance Award, in the event of a corporate transaction, the treatment of the 2023 COO Performance Award will generally be the same as described in footnote 5 above (except that the degree of achievement of the performance metrics will be determined based on periods ending on the date of the corporate transaction). For purposes of this table, we have assumed that target performance would be achieved, and the performance period has been pro-rated through December 31, 2024.

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CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the ratio of our median employee’s annual total compensation to the annual total compensation of our Chief Executive Officer.
This pay ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance, which provide flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted this rule, in considering the pay ratio disclosure, stockholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.
Pay Ratio
As of December 31, 2024, the Chief Executive Officer of the Company was Mr. Armstrong. The 2024 total compensation for Mr. Armstrong, as reported in the 2024 Summary Compensation Table, was $7,235,090 and the 2024 total compensation for our median employee was $333,757, resulting in a pay ratio of approximately 22:1.
Median Employee
Our compensation and benefits philosophy and the overall structure of our compensation and benefit programs aim to ensure that the pay of every employee appropriately reflects the level of their job impact and responsibilities and is competitive within our peer group. Our determination of the median employee was based on compensation data for all employees worldwide, excluding Mr. Armstrong, as of December 31, 2023 (the “Determination Date”) whether employed on a full-time, part-time or temporary basis that included the following elements (i) annual base salary for permanent salaried employees, or the hourly rate multiplied by the expected annual work schedule for hourly employees for the 12-month period preceding the Determination Date, (ii) target bonus or target commission, as applicable, for 2023 and (iii) target annual grant value of equity awards for 2023. All amounts paid in foreign currencies were converted to U.S. dollars based on the applicable exchange rates as of the Determination Date. We did not make any cost-of-living adjustments in identifying the median employee. Given our compensation approach of using a consistent pay target for the vast majority of employees based on role, level and location, multiple median employees were identified; of these, we selected the employee with the median tenure for use as the median employee. For 2024, we concluded that there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact our pay ratio disclosure; accordingly, we are using the same median employee identified in 2023. We calculated the 2024 total compensation for the median employee in the same manner used to calculate our Chief Executive Officer’s total compensation as reported on the 2024 Summary Compensation Table.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our Chief Executive Officer (“CEO”) and our other Named Executive Officers (“Non-CEO NEOs”) and Company performance for the fiscal years listed below. For more information concerning our pay-for-performance philosophy and how we structure our executive compensation to drive and reward performance, see the section titled “Executive Compensation—Compensation Discussion and Analysis.” The information contained in this Pay Versus Performance section will not be incorporated into any of the Company’s filings under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such information by reference therein.

					Value of Initial Fixed $100 Investment Based on(5):
Fiscal Year	Summary Compensation Table Total for CEO ($)(1)	Compensation Actually Paid to CEO ($)(2)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(3)	Average Compensation Actually Paid to Non-CEO NEOs ($)(4)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income (Loss) ($ in Billions)(6)	Stock Price ($)(7)
2024	7,235,090	523,635,090	12,039,123	38,535,438	76	163	2.6	248.30
2023	4,704,800	680,876,182	12,361,785	53,452,196	53	120	0.1	173.92
2022	7,465,350	(1,362,073,553)	15,916,740	(125,780,983)	11	74	(2.6)	35.39
2021	3,267,027	2,118,756,064	4,768,927	277,238,370	77	115	3.6	252.37
(1)Mr. Armstrong has been our CEO since May 2012.
(2)Compensation Actually Paid to our CEO in the table above reflects the following adjustments from the Summary Compensation Table (“SCT”) for the years set forth in the table below. The amounts shown for Compensation Actually Paid to our CEO have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by our CEO during the applicable year.

	CEO
Fiscal Year	2024	2023	2022	2021
SCT Total	$7,235,090	$4,704,800	$7,465,350	$3,267,027
Plus: Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$516,400,000	$670,110,000	$(1,273,645,578)	$1,386,999,851
Plus: Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$—	$6,061,382	$(95,893,325)	$728,489,186
Compensation Actually Paid	$523,635,090	$680,876,182	$(1,362,073,553)	$2,118,756,064
(3)The individuals comprising our Non-CEO NEOs for each of fiscal years 2022 and 2021consist of Emilie Choi, Alesia Haas, Surojit Chatterjee and Paul Grewal. The individuals comprising our Non-CEO NEOs for each of fiscal years 2024 and 2023 consist of Emilie Choi, Alesia Haas, Paul Grewal and Lawrence Brock.

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(4)Average Compensation Actually Paid to our Non-CEO NEOs in the table above reflects the following adjustments from the SCT for the years set forth in the table below. The amounts shown for average Compensation Actually Paid to our non-CEO NEOs have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by our non-CEO NEOs during the applicable year.

	Non-CEO NEOs
Fiscal Year	2024	2023	2022	2021
Average SCT Total	$12,039,123	$12,361,785	$15,916,740	$4,768,927
Less: Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(11,249,903)	$11,584,300	$15,068,622	$3,876,486
Plus: Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted During Fiscal Year	$15,610,559	$24,543,399	$2,509,293	$20,919,202
Plus: Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Year	$10,209,855	$16,570,987	$(80,270,713)	$144,726,114
Plus: Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$6,046,276	$2,471,750	$3,151,760	$10,948,391
Plus: Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$5,879,528	$9,088,576	$(52,019,441)	$99,752,222
Average Compensation Actually Paid	$38,535,438	$53,452,196	$(125,780,983)	$277,238,370
(5)The Peer Group Total Shareholder Return (“TSR”) set forth in this table utilizes the S&P North American Technology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in the Annual Report. The comparison assumes $100 was invested for the period starting April 14, 2021, the first day the Company’s Class A common stock began trading on the Nasdaq Global Select Market through the end of the listed year in the Company and in the S&P North American Technology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(6)The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for the applicable fiscal year.
(7)The stock price reported represents the closing price of the Company’s Class A common stock as reported on the Nasdaq Global Select Market on the last trading day of the applicable fiscal year. We selected stock price as our company-selected measure because Mr. Armstrong’s 2020 CEO Performance Award, a stock option which is earned upon the achievement of performance conditions based on Class A common stock price targets as more fully described under “Executive Compensation—Compensation Discussion and Analysis—Equity Compensation: 2020 CEO Performance Award,” is a significant driver of Mr. Armstrong’s compensation actually paid and is the most significant element of his individual and our overall compensation program due to the significant size of the award. While, aside from the 2020 CEO Performance Award, we do not otherwise use stock price to link compensation actually paid to our Non-CEO NEOs’ performance in making executive compensation decisions, we believe our executives’ incentives are closely aligned with those of our stockholders and the overall performance of the Company by means of the grant of time-based stock options and RSUs, and in the case of Ms. Choi, the 2023 COO Performance Award the values of which are tied to the Company’s stock performance over time. For more information, see the section titled “Executive Compensation—Compensation Discussion and Analysis.”

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Chart Showing Graphical Relationship Between CEO and Non-CEO NEOs Compensation Actually Paid and TSR
Chart Showing Graphical Relationship Between CEO and Non-CEO NEOs Compensation Actually Paid and Net Income (Loss)

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Chart Showing Graphical Relationship Between CEO and Non-CEO NEOs Compensation Actually Paid and Stock Price
Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that we believe to have been the most important in linking Compensation Actually Paid to our CEO and Non-CEO NEOs to Company performance. The measures in this table are not ranked.

Total Shareholder Return
Net Income (Loss)
Stock Price
Revenue
Adjusted EBITDA

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EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2024, with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Class of Common Stock	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (#)
		(a)	(b)	(c)
Equity compensation plans approved by security holders	Class A(2)	23,626,389	27.98	67,763,857 (5)
	Class B(3)	2,352,610	4.85	—
Equity compensation plans not approved by security holders	Class A(4)	23,099	4.39	—
Total	Class A and Class B	26,002,098	25.59	67,763,857
(1)The weighted-average exercise price is calculated based solely on outstanding stock options. It does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(2)Includes the 2021 Plan, the 2021 Employee Stock Purchase Plan (the “2021 ESPP”), the 2019 Plan and the 2013 Plan.
(3)Includes the 2013 Plan.
(4)Includes the Bison Trails Co. 2018 Stock Plan.
(5)Consists of 11,022,928 shares of Class A common stock available under the 2021 ESPP and 56,740,929 shares of Class A common stock available under the 2021 Plan. There are no shares of common stock available for issuance under our 2013 Plan or 2019 Plan, but these plans continue to govern the terms of options and RSUs granted thereunder. Stock options, RSUs or other stock awards granted under the 2019 Plan or the 2013 Plan that are forfeited or repurchased become available for issuance under the 2021 Plan. Any shares of Class B common stock that are subject to outstanding awards under the 2013 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance as shares of Class A common stock under our 2021 Plan. In addition, the number of shares reserved for issuance under our 2021 Plan increased automatically by 12,681,989 on January 1, 2025 and will increase automatically on the first day of January of each year for a period of up to ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031 by the number of shares equal to 5% of the total issued and outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our Board of Directors. The number of shares reserved for issuance under our 2021 ESPP increased automatically by 2,536,397 on January 1, 2025 and will increase automatically on the first day of January of each year for a period of up to ten years commencing on January 1, 2022 and ending on (and including) January 1, 2031 by the number of shares equal to 1% of the total outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our Board of Directors or the Compensation Committee. These increases are not reflected in the table above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025, by:
•each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock;
•each of our Named Executive Officers;
•each of our directors or director nominees; and
•all of our directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose, including for determining a staggered board end date as described in the section titled “Board of Directors—Declassification of our Board of Directors.” Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable beneficial ownership percentages are based on 210,959,888 shares of Class A common stock and 43,630,058 shares of Class B common stock outstanding as of March 31, 2025. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2025, RSUs that are expected to vest and settle within 60 days of March 31, 2025 and shares purchasable under our 2021 ESPP within 60 days of March 31, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the stock options, RSUs or right to purchase shares under the 2021 ESPP for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Coinbase Global, Inc., One Madison Avenue, Suite 2400, New York, New York 10010.

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	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number (#)	Percent (%)	Number (#)	Percent (%)	Percent of Total Voting Power(1)
Greater than 5% Stockholders:
The Vanguard Group(2)	18,290,278	8.7	—	—	1.7
Entities affiliated with Jane Street Capital(3)	14,007,775	6.6	—	—	1.3
BlackRock, Inc.(4)	11,470,846	5.4	—	—	1.1
Trusts established by Brian Armstrong with Independent Trustee(5)	—	—	10,440,544	23.9	19.3
Named Executive Officers and Directors:
Brian Armstrong(6)	7,141,176	3.3	27,039,618	62.0	50.2
Emilie Choi(7)	1,411,275	*	110,000	*	*
Alesia Haas(8)	285,710	*	617,668	1.4	1.2
Paul Grewal(9)	587,217	*	—	—	*
Lawrence Brock(10)	72,068	*	—	—	*
Marc L. Andreessen(11)	1,150,028	*	—	—	*
Paul Clement	—	—	—	—	—
Christa Davies(12)	17,000	*	—	—	*
Frederick Ernest Ehrsam III(13)	10,417	*	5,950,938	0.1	11.0
Kelly A. Kramer(14)	32,118	*	—	—	*
Chris Lehane	—	—	—	—	—
Tobias Lütke(15)	220,986	*	—	—	*
Gokul Rajaram(16)	9,195	*	—	—	*
Fred Wilson(17)	267,389	*	—	—	*
All executive officers and directors as a group (14 persons)(18)	11,204,579	4.8	33,718,224	76.0	61.9
*Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)Percentage of total voting power represents voting power with respect to all shares of our common stock, as a single class outstanding as of March 31, 2025. The holders of our Class B common stock are entitled to twenty votes per share, and holders of our Class A common stock are entitled to one vote per share. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2025, RSUs that are expected to vest and settle within 60 days of March 31, 2025 and shares purchasable under our 2021 ESPP within 60 days of March 31, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the stock options, RSUs or right to purchase shares under the 2021 ESPP for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)Based solely on the Schedule 13G filed with the SEC on November 12, 2024 reporting beneficial ownership as of September 30, 2024. The Vanguard Group has shared voting power with respect to 148,731 shares of our Class A common stock, sole dispositive power with respect to 17,803,639 shares of our Class A common stock, and shared dispositive power with respect to 486,639 shares of our Class A common stock. The Vanguard Group’s address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(3)Based solely on the Schedule 13G filed with the SEC on February 14, 2025 reporting beneficial ownership as of December 31, 2024. Jane Street Group, LLC has shared voting and dispositive power with respect to 14,007,775 shares of our Class A common stock; Jane Street Capital, LLC has shared voting and dispositive power with respect to 1,016,255 shares of our Class A common stock; Jane Street Global Trading, LLC has shared voting and dispositive power with respect to 1,467,902 shares of our Class A common stock; Jane Street Options, LLC has shared voting and dispositive power with respect to 11,523,554 shares of our Class A common stock; and Jane Street (Singapore) Pte. Limited has shared voting and dispositive power with respect to 64 shares of our Class A common stock. Jane Street Capital, LLC’s address is 250 Vesey Street, 6th Floor, New

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York, New York 10281 and Jane Street (Singapore) Pte. Limited’s address is 4/F, Ocean Financial Centre, 10 Collyer Quay, Singapore 049315.
(4)Based solely on the Schedule 13G filed with the SEC on November 12, 2024 reporting beneficial ownership as of September 30, 2024. BlackRock, Inc. has sole sole voting power with respect to 10,181,849 shares of our Class A common stock and sole dispositive power with respect to 11,470,846 shares of our Class A common stock. BlackRock, Inc.’s address is 50 Hudson Yards, New York, NY 10001.
(5)Based solely on information provided to us by Jeffrey Billings, the independent trustee for the trusts established by Brian Armstrong. Represents (i) 5,841,466 shares of Class B common stock held by the Brian Armstrong 2018 Irrevocable Trust, of which Mr. Billings is trustee; (ii) 2,719,574 shares of Class B common stock held by The Armstrong 2014 Irrevocable Trust, of which Mr. Billings is trustee; (iii) 601,637 shares of Class B common stock held by the Brian Armstrong Legacy Trust, of which Mr. Billings in trustee; and (iv) 1,277,867 shares of Class B common stock held by Brian Armstrong 2018 Non-Grantor Trust, of which Mr. Billings is trustee. The address for Mr. Billings is c/o Godfrey & Kahn, S.C., Suite 1800, 833 E. Michigan Street, Milwaukee, WI 53202.
(6)Represents (i) 7,140,650 shares underlying options to purchase Class A common stock that are exercisable within 60 days of March 31, 2025; (ii) 526 shares of Class A common stock held by held by The Brian Armstrong Living Trust, of which Mr. Armstrong is trustee; (iii) 24,081,225 shares of Class B common stock held by The Brian Armstrong Living Trust, of which Mr. Armstrong is trustee; and (iv) 2,958,393 shares of Class B common stock held by The Ehrsam 2014 Irrevocable Trust, of which Mr. Armstrong is trustee.
(7)Represents (i) 158,497 shares of Class A common stock held by Ms. Choi; (ii) 1,093,262 shares underlying options to purchase Class A common stock that are exercisable within 60 days of March 31, 2025; (iii) 110,000 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2025; (iv) 28,980 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2025; (v) a maximum of 84 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of March 31, 2025; (vi) 23,199 shares of Class A common stock held by the Starvurst Non-Exempt Trust, of which Ms. Choi’s spouse is co-trustee; (vii) 49,643 shares of Class A common stock held by the Starvurst Exempt Trust, of which Ms. Choi’s spouse is co-trustee; and (viii) 57,610 shares of Class A common stock held by Sixers LLC, of which the Coinbase Annuity Trust is the sole member, of which Ms. Choi’s spouse is the trustee.
(8)Represents (i) 114,866 shares of Class A common stock held by Ms. Haas; (ii) 145,202 shares underlying options to purchase Class A common stock that are exercisable within 60 days of March 31, 2025; (iii) 617,668 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2025; (iv) 9,969 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2025; and (v) 15,673 shares of Class A common stock held by ACB 2021, LLC, of which Ms. Haas is sole member.
(9)Represents (i) 83,313 shares of Class A common stock held by Mr. Grewal; (ii) 492,704 shares underlying options to purchase Class A common stock that are exercisable within 60 days of March 31, 2025; (iii) 10,789 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2025; and (iv) a maximum of 411 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of March 31, 2025.
(10)Represents (i) 407 shares of Class A common stock held by Mr. Brock; (ii) 40,379 shares underlying options to purchase Class A common stock that are exercisable within 60 days of March 31, 2025; (iii) 10,485 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2025; (iv) a maximum of 70 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of March 31, 2025; and (v) 20,727 shares of Class A common stock held by 4JMB LLC, of which Mr. Brock is the sole member.
(11)Represents (i) 1,147,460 shares of Class A common stock held of record by the LAMA Community Trust, of which Mr. Andreessen and his spouse are trustees and (ii) 2,568 shares of Class A common stock held of record by AD Holdings, LLC, of which Mr. Andreessen is a manager. Mr. Andreessen, a member of our Board of Directors, may be deemed to share voting and dispositive power with regard to the shares held directly by the LAMA Community Trust and AD Holdings, LLC. The address for Mr. Andreessen is c/o Andreessen Horowitz, 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.
(12)Represents 17,000 shares of Class A common stock held by an irrevocable trust, of which Ms. Davies is a beneficiary.
(13)Represents (i) 10,417 shares of Class A common stock held by Mr. Ehrsam and (ii) 5,950,938 shares of Class B common stock held by The Frederick Ernest Ehrsam III Living Trust, of which Mr. Ehrsam is trustee.
(14)Represents 32,118 shares of Class A common stock held by Ms. Kramer.
(15)Represents (i) 12,156 shares of Class A common stock held by Mr. Lütke and (ii) 208,830 shares of Class A common stock held by 7910240 Canada Inc., of which Mr. Lütke is the sole director.
(16)Represents 9,195 shares of Class A common stock held by the Rajaram Family Revocable Trust, of which Mr. Rajaram is the trustee.

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(17)Represents (i) 214,973 shares of Class A common stock by Mr. Wilson and his spouse; (ii) 50,000 shares of Class A common stock held by The Fred and Joanne Wilson 2012 Delaware Trust, of which Mr. Wilson’s spouse is the grantor; and (iii) 2,416 shares of Class A common stock held by FJW Partners LLC, of which Mr. Wilson and his spouse are managing members.
(18)Represents (i) 2,231,594 shares of Class A common stock; (ii) 32,990,556 shares of Class B common stock; (iii) 8,912,197 shares underlying options to purchase shares of Class A common stock that are exercisable within 60 days of March 31, 2025; (iv) 727,668 shares underlying options to purchase shares of Class B common stock that are exercisable within 60 days of March 31, 2025; (v) 60,223 shares of Class A common stock subject to RSUs that are settleable within 60 days of March 31, 2025; and (vi) a maximum of 565 shares of Class A common stock that are issuable under our 2021 ESPP within 60 days of March 31, 2025.

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REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE
This report of the Audit and Compliance Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”) or under the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our Audit and Compliance Committee has reviewed and discussed with our management and Deloitte & Touche LLP our audited consolidated financial statements for the year ended December 31, 2024. Our Audit and Compliance Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communications with Audit Committees” and the SEC.
Our Audit and Compliance Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Audit and Compliance Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from us.
Based on the review and discussions referred to above, our Audit and Compliance Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC.
Submitted by the Audit and Compliance Committee
Kelly A. Kramer, Chairperson
Paul Clement
Christa Davies
Fred Wilson

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which (i) the amounts involved exceeded or will exceed $120,000 and (ii) any of our directors, nominees for director, executive officers, or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.
From time to time in the ordinary course, we invest in companies through Coinbase Ventures, our venture capital arm, and certain of those investments are into companies in which entities affiliated with our directors, executive officers, or holders of more than 5% of our capital stock (collectively, “Related Parties”) hold a 10% or greater equity interest at the time of our investment. During the applicable period, none of the Related Parties had a direct or indirect material interest in such investments.
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our Bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our Bylaws also require us to advance expenses incurred by our directors and officers.
In February 2023, we entered into a master services agreement, as amended from time to time, with Haun Ventures Management LP (“Haun Ventures”), where Ms. Haun, who was at that time a member of our Board of Directors, is founder and general partner, for the provision of professional and consulting services to us by Mr. Lehane, a member of our Board of Directors, in exchange for a cash payment by us to Haun Ventures of a quarterly fee of $1.0 million. The payment was intended to offset the estimated costs incurred by Haun Ventures for the continued employment of Mr. Lehane by Haun Ventures. The MSA was mutually terminated in April 2024 prior to Mr. Lehane joining our Board of Directors.
Ms. Davies is an advisor and former Chief Financial Officer and Executive Vice President of Global Finance of Aon plc (“Aon”). Aon is a vendor of ours, and we made payments to Aon of approximately $13.1 million in the year ended December 31, 2024. These transactions were based on arms-length agreements entered into in the ordinary course of business.
Additionally, certain of our executive officers, directors, and holders of more than 5% of our capital stock, and immediate family members of, or persons sharing households with, such individuals, have accounts on our platform and use our products and services in the ordinary course. Similar to our other customers, these individuals and entities pay us transaction and other fees related to such use.
Policies and Procedures for Related Party Transactions
Our Audit and Compliance Committee is responsible for reviewing and approving or disapproving all related party transactions. We have adopted written policies and procedures regarding the identification of related parties and transactions, and the approval process for such transactions. Under these policies, any related party transaction will be referred to our Audit and Compliance Committee and such transaction will be evaluated by the disinterested members of our Audit and Compliance Committee. The Audit and Compliance Committee will consider each proposed transaction in light of the specific facts and circumstances presented, including but not limited to the related party’s relationship to the Company and interest in the transaction, the material facts of the proposed transaction, the rationale for the proposed transaction, and any other relevant information with the respect to the proposed transaction.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting. The Annual Meeting will be held virtually on Wednesday, June 18, 2025 at 11:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/COIN2025, where you will be able to listen to the meeting live and vote your shares online during the meeting. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about April 25, 2025 to all stockholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.
What matters am I voting on?
You will be voting on:
•the election of ten directors with each to serve for a one-year term expiring at our 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified;
•a proposal to ratify the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2025;
•a proposal to approve, on an advisory basis, the compensation of our Named Executive Officers; and
•any other business as may properly come before the Annual Meeting.
How does the Board of Directors recommend I vote on these proposals?
Our Board of Directors recommends a vote:
•“FOR ALL” nominees in the election of Brian Armstrong, Marc L. Andreessen, Paul Clement, Christa Davies, Frederick Ernest Ehrsam III, Kelly A. Kramer, Chris Lehane, Tobias Lütke, Gokul Rajaram, and Fred Wilson as directors to serve on our Board of Directors until our 2026 annual meeting of stockholders or until such director’s successor is duly elected and qualified;
•“FOR” the ratification of the appointment Deloitte as our independent registered public accounting firm for the year ending December 31, 2025; and
•“FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers.
Who is entitled to vote? How many shares can I vote?
Holders of our common stock as of the close of business on April 21, 2025 (the “Record Date”), may vote at the Annual Meeting. As of the Record Date, there were 211,207,919 shares of our Class A common stock outstanding and 43,417,558 shares of our Class B common stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Holders may vote all shares of our common stock that they owned as of the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors. In deciding all matters at the Annual Meeting, each share of Class A common stock represents one vote and each share of Class B common stock represents 20 votes.

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Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this section, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares of our common stock live by following the instructions provided on your Notice or the instructions that accompanied your proxy materials to attend the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this section, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?
•Proposal No. 1: The election of directors requires a plurality of the votes cast by the holders of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote. “Plurality” means that the ten nominees who receive the largest number of votes cast “FOR” such nominees are elected as directors. As a result, any shares not voted “FOR” a particular nominee, whether as a result of a “WITHHOLD” vote or a broker non-vote (described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “FOR ALL,” “WITHHOLD ALL” or vote “FOR ALL EXCEPT” one or more of the director nominees you specify. A “WITHHOLD ALL” or broker non-vote will have no effect on the outcome of this proposal. A “FOR ALL EXCEPT” vote for one or more nominees will have no effect on the election of those nominees.
•Proposal No. 2: The ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2025 requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that are voted “FOR” or “AGAINST” the proposal. If the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal, then the proposal will be deemed approved. You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal. Abstentions (shares present at the Annual Meeting and marked “abstain”) and broker non-votes are counted for purposes of determining whether a quorum is present but will have no effect on the outcome of this proposal.
•Proposal No. 3: The approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon that are voted “FOR” or “AGAINST” the proposal. If the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal, then the proposal will be deemed approved. You may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to the proposal. Abstentions (shares present at the Annual Meeting and marked “abstain”) and broker non-votes are counted for purposes of determining whether a quorum is present but will have no effect on the outcome of this proposal.
With respect to Proposals No. 2 and No. 3, because these proposals are an advisory vote, the result will not be binding on our Board of Directors, our Audit and Compliance Committee, our Compensation Committee, or the Company. However, our Board of Directors, our Audit and Compliance Committee, and our Compensation Committee will consider the outcome of the vote when making future decisions regarding the Company’s independent auditor appointment and Named Executive Officer compensation.

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What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence, virtually or by proxy, of the holders of a majority of the voting power of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•by internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 17, 2025 (please have your Notice or proxy card in hand when you visit the website);
•by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on June 17, 2025 (please follow the instructions on your proxy card or voting instruction form from your broker provided to you by email or over the internet);
•by completing and mailing your proxy card (if you received printed proxy materials) to be received prior to the Annual Meeting; or
•by attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/COIN2025, where you may vote and submit questions during the meeting. Please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website.
Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form and may be able to vote by telephone or on the internet, depending on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•entering a new vote by internet or by telephone;
•completing and returning a later-dated proxy card;
•notifying the Secretary of Coinbase via email to secretary@coinbase.com; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change or revoke your vote.

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What do I need to do to attend and participate in the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which we believe is aligned with our values as a remote-first company and enables participation from our global community. Stockholders of record and street name stockholders with a legal proxy from their broker, bank or other nominee will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/COIN2025, which will allow such stockholders to submit questions during the meeting and vote shares electronically at the meeting.
We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation, and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world.
During the meeting, you will have the ability to submit questions real-time via the virtual meeting website, with a limit of one question per stockholder. We will answer questions submitted in accordance with the meeting rules of conduct in the time allotted for the meeting. Only questions pertaining to the proposals to be acted on at the Annual Meeting will be answered, and we reserve the right to exclude questions that are, among other things, irrelevant to meeting matters, irrelevant to the business of Coinbase, related to material nonpublic information of Coinbase, related to personal matters or grievances, derogatory or in bad taste, related to pending or threatened litigation, or that are otherwise inappropriate (as determined by the chairperson of the Annual Meeting or Secretary). Questions should be succinct and cover only one topic. Questions that are substantially similar may be grouped and answered together to avoid repetition.
To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting. The Annual Meeting webcast will begin promptly at 11:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians to assist you if you experience technical difficulties accessing the virtual meeting. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the Annual Meeting.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Brian Armstrong and Paul Grewal have been designated as proxy holders by our Board of Directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting pursuant to our Bylaws, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

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Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 25, 2025 to all stockholders entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). Stockholders may also request to receive proxy materials for this Annual Meeting or future meetings of stockholders in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and cost of our annual meetings of stockholders.
What does it mean if I receive more than one Notice, proxy card or voting instruction form?
It generally means that some of your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy cards and voting instruction forms you receive.
How are proxies solicited for the Annual Meeting?
Our Board of Directors and employees are soliciting proxies for the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for beneficial owners are generally required to vote such shares in the manner directed by such beneficial owners. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2025. Your broker will not have discretion to vote on Proposal No. 1 or Proposal No. 3, which are “non-routine” matters, absent direction from you. We refer to the absence of a vote, including on a non-routine proposal, where the broker has not received instructions as a “broker non-vote.” Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

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I share an address with another stockholder, and we received only one paper copy of the Notice or proxy materials. How may I obtain an additional copy?
We have adopted a procedure approved by the SEC called “householding” which will reduce our printing costs and postage fees. Under this procedure, multiple stockholders residing at the same address will receive a single copy of the Notice or, as applicable, proxy materials unless the stockholder notified us that they wish to receive multiple copies of such materials. Stockholders may revoke their consent to householding at any time by contacting Broadridge Financial Services, Inc. (“Broadridge”) either by calling toll-free at 1-866-540-7095, or by writing to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York, 11717. We will remove you from the householding program within 30 days of receipt of your request, following which you will receive multiple copies of such materials.
If you are a stockholder of record, upon written or oral request, we will promptly deliver a separate copy of the Notice or proxy materials to such stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy of the Notice or proxy materials, such stockholder may contact Broadridge by:
•Internet: www.proxyvote.com
•Telephone: 1-800-579-1639
•Email: sendmaterial@proxyvote.com
Additionally, stockholders of record who share the same address and receive multiple copies of the Notice or proxy materials can request a single copy of such materials by contacting Broadridge at the address, email address, or telephone number above.
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
Why did I receive a full set of proxy materials in the mail instead of a notice regarding the Internet availability of proxy materials?
We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. You may elect to receive all future proxy materials electronically via email or the Internet. Electing electronic delivery will help reduce our environmental impact and the costs incurred by us in mailing proxy materials. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your Notice to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. Alternatively, you can go to https://enroll.icsdelivery.com/coin and enroll for online delivery of annual meeting and proxy voting materials.
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner.
For a stockholder proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, our Secretary must receive the written proposal via email to secretary@coinbase.com not later than December 26, 2025. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

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Our Bylaws also establish a process for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Among other things, our Bylaws provide that for business to be properly brought before an annual meeting of stockholders: (i) timely notice of such business must be provided to our Secretary and such notice must contain the information specified in our Bylaws and be updated and supplemented as required by our Bylaws, (ii) such business must be a proper matter for stockholder action, and (iii) if a solicitation notice has been provided, a proxy statement and form of proxy must be properly delivered in accordance with our Bylaws. For more information, see the section titled “—Availability of Bylaws.” To be timely for the 2026 annual meeting of stockholders, our Secretary must receive the written notice via email to secretary@coinbase.com:
•not earlier than 5:00 p.m. Eastern Time February 18, 2026; and
•not later than 5:00 p.m. Eastern Time on March 20, 2026.
In the event that we hold the 2026 annual meeting of stockholders more than 30 days before or more than 70 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than 5:00 p.m. Eastern Time on the 120th day before the 2026 annual meeting of stockholders and no later than 5:00 p.m. Eastern Time on the later of the following two dates:
•the 90th day prior to the 2026 annual meeting of stockholders; or
•the 10th day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is first made.
To comply with our Bylaws as well as the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2026 annual meeting of stockholders must ensure that our Secretary receives written notice via email to secretary@coinbase.com that sets forth all information required by our Bylaws and by Rule 14a-19(b) under the Exchange Act within the time frames set forth above.
If a stockholder who has properly notified us of his, her or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her, or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.
Recommendation and Nomination of Director Candidates
Holders of our common stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at secretary@coinbase.com.
In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under the section titled “—Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our Bylaws is available on our website at investor.coinbase.com and via the SEC’s website at www.sec.gov. You may also obtain a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates by sending a written request to our Investor Relations team at investor@coinbase.com.

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OTHER MATTERS AND ADDITIONAL INFORMATION
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended December 31, 2024, except, due to administrative error: (i) a late Form 4 filing made on behalf of Jennifer N. Jones, dated February 24, 2025, to report a stock option exercise effectuated pursuant to a Rule 10b5-1 trading plan on February 20, 2024, (ii) a late Form 4 filing made on behalf of Paul Grewal, dated September 30, 2024, to report a stock option exercise and open market sales effectuated pursuant to a Rule 10b5-1 trading plan on September 25, 2024, and (iii) a late Form 4 filing made on behalf of Paul Grewal, dated February 24, 2025, to report a stock option exercise effectuated pursuant to a Rule 10b5-1 trading plan on December 2, 2024.
Available Information
Our financial statements for the year ended December 31, 2024 are included in our Annual Report, which we provide to our stockholders at the same time as this Proxy Statement. Our Annual Report and this Proxy Statement are also available on our Investor Relations website at investor.coinbase.com, by clicking “SEC Filings” in the “Financials” dropdown list. A copy of our Annual Report, including the financial statements, and Proxy Statement are available without charge upon request to Broadridge by contacting them via (1) www.proxyvote.com, (2) 1-800-579-1639, or (3) sendmaterial@proxyvote.com. A copy of this Proxy Statement and our Annual Report will also be available via the SEC’s website at www.sec.gov.
*  *  *
The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

By Order of the Board of Directors,

Paul Grewal
Chief Legal Officer & Secretary

63

APPENDIX A
Statement Regarding Use of Non-GAAP Financial Measures
This Proxy Statement includes the following non-GAAP financial measure, which should be viewed in addition to, and not a substitute for or superior to, financial measures calculated in accordance with GAAP.
•Adjusted EBITDA. We calculate Adjusted EBITDA as net loss or income, adjusted to exclude provision for or benefit from income taxes, interest expense, depreciation and amortization, stock-based compensation expense, net gains or losses on our crypto assets held for investment, and other income or expense, net, which represents foreign exchange gains or losses, gains or losses on strategic investments, net, and other non-operating income and expense activity.
We believe that Adjusted EBITDA may be helpful to investors because it provides consistency and comparability with past financial performance. However, Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. There are a number of limitations related to Adjusted EBITDA rather than net income, which is the nearest GAAP equivalent of Adjusted EBITDA.
In addition, other companies, including companies in our industry, may calculate Adjusted EBITDA differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our disclosure of Adjusted EBITDA as a tool for comparison. A reconciliation is provided below for Adjusted EBITDA to net income, the most directly comparable financial measure stated, in accordance with GAAP. Investors are encouraged to review the related GAAP financial measure and the reconciliation of Adjusted EBITDA to net income, and not to rely on any single financial measure to evaluate our business. For more information on Adjusted EBITDA for the year ended December 31, 2024, please see our Annual Report.
GAAP to Non-GAAP Reconciliation (in thousands)

Year Ended December 31, 2024
Net income	$2,579,066
Adjusted to exclude the following:
Provision for income taxes	363,578
Interest expense	80,645
Depreciation and amortization	127,518
Stock-based compensation expense	912,838
Gains on crypto assets held for investment, net	(687,055)
Other income, net	(29,074)
Adjusted EBITDA	$3,347,516

64

coinbase

COINBASE GLOBAL, INC.
C/O BROADRIDGE FINANCIAL SOLUTIONS
POST OFFICE BOX 9112
FARMINGDALE, NY 11735-9544

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/COIN2025**

The meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively via live webcast. You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64457-P26342 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

COINBASE GLOBAL, INC.

The Board of Directors recommends you vote FOR ALL the listed nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brian Armstrong
02) Marc L. Andreessen
03) Paul Clement
04) Christa Davies
05) Frederick Ernest Ehrsam III
06) Kelly A. Kramer
07) Chris Lehane
08) Tobias Lütke
09) Gokul Rajaram
10) Fred Wilson

The Board of Directors recommends you vote FOR the following proposals:

Note: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof. **If no direction is made, this proxy will be voted "FOR ALL" for Proposal 1 and "FOR" Proposal 2 and Proposal 3.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement, and Annual Report are available at www.proxyvote.com.

V64458-P26342

COINBASE GLOBAL, INC.
Annual Meeting of Stockholders
June 18, 2025 at 11:00 a.m. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Coinbase Global, Inc. hereby appoint(s) Brian Armstrong and Paul Grewal, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of Coinbase Global, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Pacific Time on June 18, 2025, virtually at www.virtualshareholdermeeting.com/COIN2025, and any adjournment or postponement thereof, in accordance with the instructions set forth on the reverse side of this proxy card.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof.

Continued and to be signed on reverse side